                                                                   EXHIBIT 10.10


                           HUNTSMAN ICI HOLDINGS LLC



                                 $604,557,000*
                    *Subject to reset on September 30, 2004

             8%* SENIOR SUBORDINATED RESET DISCOUNT NOTES DUE 2009


                                ---------------


                              AMENDED AND RESTATED
                                   INDENTURE

                         Dated as of November 17, 2000



                                BANK ONE, N.A.,

                                   as Trustee
                                ---------------

                            CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                   Indenture Section

310(a)(1)...................................................               7.10
(a)(2)......................................................               7.10
(a)(3)......................................................               N.A.
(a)(4)......................................................               N.A.
(a)(5)......................................................               7.10
(b).........................................................               7.10
(c).........................................................               N.A.
311(a)......................................................               7.11
(b).........................................................               7.11
(c).........................................................               N.A.
312(a)......................................................               2.05
(b).........................................................              10.03
(c).........................................................              10.03
313(a)......................................................               7.06
(b)(1)......................................................              10.03
(b)(2)......................................................         7.07;10.03
(c).........................................................         7.06;10.02
(d).........................................................               7.06
314(a)......................................................         4.03;10.02
(b).........................................................              10.02
(c)(1)......................................................              10.04
(c)(2)......................................................              10.04
(c)(3)......................................................               N.A.
(d).........................................................               N.A.
(e).........................................................              10.05
(f).........................................................               N.A.
315(a)......................................................               7.01
(b).........................................................         7.05;10.02
(c).........................................................               7.01
(d).........................................................               7.01
(e).........................................................               6.11
316(a) (last sentence)......................................               2.09
(a)(1)(A)...................................................               6.05
(a)(1)(B)...................................................               6.04
(a)(2)......................................................               N.A.
(b).........................................................               6.07
(c).........................................................               2.12
317(a)(1)...................................................               6.08
(a)(2)......................................................               6.09
(b).........................................................               2.04
318(a)......................................................              10.01
(b).........................................................               N.A.
(c).........................................................              10.01

N.A. means not applicable.
* This Cross-Reference Table is not part of the Indenture.

                               -----------------
                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..........................................................................  1
     Section 1.01 Definitions.................................................................................................  1
     Section 1.02 Other Definitions........................................................................................... 27
     Section 1.03 Incorporation by Reference of Trust Indenture Act........................................................... 27
     Section 1.04 Rules of Construction....................................................................................... 28

ARTICLE II THE NOTES.......................................................................................................... 29
     Section 2.01 Form and Dating............................................................................................. 29
     Section 2.02 Execution and Authentication................................................................................ 29
     Section 2.03 Registrar and Paying Agent.................................................................................. 30
     Section 2.04 Paying Agent to Hold Money in Trust......................................................................... 30
     Section 2.05 Holder Lists................................................................................................ 31
     Section 2.06 Transfer and Exchange....................................................................................... 31
     Section 2.07 Replacement Notes........................................................................................... 44
     Section 2.08 Outstanding Notes........................................................................................... 45
     Section 2.09 Treasury Notes.............................................................................................. 45
     Section 2.10 Temporary Notes............................................................................................. 45
     Section 2.11 Cancellation................................................................................................ 45
     Section 2.12 Defaulted Interest.......................................................................................... 46
     Section 2.13 Exchange for Reset Notes.................................................................................... 46

ARTICLE III REDEMPTION AND PREPAYMENT......................................................................................... 50
     Section 3.01 Notices to Trustee.......................................................................................... 50
     Section 3.02 Selection of Notes to Be Redeemed........................................................................... 50
     Section 3.03 Notice of Redemption........................................................................................ 50
     Section 3.04 Effect of Notice of Redemption.............................................................................. 51
     Section 3.05 Deposit of Redemption Price................................................................................. 51
     Section 3.06 Notes Redeemed in Part...................................................................................... 52
     Section 3.07 Optional Redemption......................................................................................... 52
     Section 3.08 Mandatory Redemption........................................................................................ 52
     Section 3.09 Offer to Purchase by Application of Excess Proceeds......................................................... 53

ARTICLE IV COVENANTS.......................................................................................................... 55
     Section 4.01 Payment of Notes............................................................................................ 55
     Section 4.02 Maintenance of Office or Agency............................................................................. 55
     Section 4.03 Reports..................................................................................................... 55
     Section 4.04 Compliance Certificate...................................................................................... 56
     Section 4.05 Taxes....................................................................................................... 57
     Section 4.06 Stay, Extension and Usury Laws.............................................................................. 57
     Section 4.07 Restricted Payments......................................................................................... 57
     Section 4.08 Incurrence of Indebtedness and Issuance of Disqualified Stock............................................... 59
     Section 4.09 Limitation on Asset Sales................................................................................... 63
     Section 4.10 Transactions with Affiliates................................................................................ 65
     Section 4.11 Liens....................................................................................................... 66

     Section 4.12 Existence................................................................................................... 66
     Section 4.13 Repurchase at the Option of Holders upon a Change of Control................................................ 66
     Section 4.14 Intermediate Holding Company Indebtedness or Disqualified Stock............................................. 68
     Section 4.15 Conduct of Business......................................................................................... 68
     Section 4.16 Limitation on Preferred Stock of Restricted Subsidiaries.................................................... 68
     Section 4.17 Prohibition on Incurrence of Senior Subordinated Debt....................................................... 69

ARTICLE V SUCCESSORS.......................................................................................................... 69
     Section 5.01 Merger, Consolidation or Sale of Assets..................................................................... 69
     Section 5.02 Successor Corporation Substituted........................................................................... 70

ARTICLE VI DEFAULTS AND REMEDIES.............................................................................................. 71
     Section 6.02 Acceleration................................................................................................ 72
     Section 6.03 Other Remedies.............................................................................................. 73
     Section 6.04 Waiver of Existing Defaults................................................................................. 73
     Section 6.05 Control by Majority......................................................................................... 73
     Section 6.06 Limitation on Suits......................................................................................... 73
     Section 6.07 Rights of Holders of Notes to Receive Payment............................................................... 74
     Section 6.08 Collection Suit by Trustee.................................................................................. 74
     Section 6.09 Trustee May File Proofs of Claim............................................................................ 74
     Section 6.10 Priorities.................................................................................................. 75
     Section 6.11 Undertaking for Costs....................................................................................... 75
     Section 6.12 Expenses and Services After an Event of Default............................................................. 75

ARTICLE VII TRUSTEE........................................................................................................... 76
     Section 7.01 Duties of Trustee........................................................................................... 76
     Section 7.02 Rights of Trustee........................................................................................... 77
     Section 7.03 Individual Rights of Trustee................................................................................ 78
     Section 7.04 Trustee's Disclaimer........................................................................................ 78
     Section 7.05 Notice of Defaults.......................................................................................... 78
     Section 7.06 Reports by Trustee to Holders of the Notes.................................................................. 78
     Section 7.07 Compensation and Indemnity.................................................................................. 79
     Section 7.08 Replacement of Trustee...................................................................................... 79
     Section 7.09 Successor Trustee by Merger, etc............................................................................ 80
     Section 7.10 Eligibility; Disqualification............................................................................... 81
     Section 7.11 Preferential Collection of Claims Against the Issuer........................................................ 81

ARTICLE VIII LEGAL DEFEASANCE AND COVENANT DEFEASANCE......................................................................... 81
     Section 8.01 Termination of the Company's Obligations.................................................................... 81
     Section 8.02 Acknowledgment of Discharge by Trustee...................................................................... 83
     Section 8.03 Application of Trust Money.................................................................................. 84
     Section 8.04 Repayment to the Company.................................................................................... 84
     Section 8.05 Reinstatement............................................................................................... 84

ARTICLE IX AMENDMENT, SUPPLEMENT AND WAIVER................................................................................... 84
     Section 9.01 Without Consent of Holders.................................................................................. 84
     Section 9.02 With Consent of Holders..................................................................................... 85

     Section 9.03 Compliance with TIA.........................................................................................  86
     Section 9.04 Revocation and Effect of Consents...........................................................................  86
     Section 9.05 Notation on or Exchange of Notes............................................................................  87
     Section 9.06 Trustee To Sign Amendments, Etc.............................................................................  87

ARTICLE X SUBORDINATION OF NOTES..............................................................................................  87
     Section 10.01 Notes Subordinated to Senior Debt..........................................................................  87
     Section 10.02 Suspension of Payment When Senior Debt Is in Default.......................................................  88
     Section 10.03 Notes Subordinated to Prior Payment of All Senior Debt on Dissolution, Liquidation or Reorganization of
     Company..................................................................................................................  89
     Section 10.04 Holders To Be Subrogated to Rights of Holders of Senior Debt...............................................  91
     Section 10.05 Obligations of the Company Unconditional...................................................................  91
     Section 10.06 Trustee Entitled To Assume Payments Not Prohibited in Absence of Notice....................................  92
     Section 10.07 Application by Trustee of Assets Deposited with It.........................................................  92
     Section 10.08 No Waiver of Subordination Provisions......................................................................  93
     Section 10.09 Holders Authorize Trustee To Effectuate Subordination of Notes.............................................  93
     Section 10.10 Rights of Trustee To Hold Senior Debt......................................................................  94
     Section 10.11 No Suspension of Remedies..................................................................................  94
     Section 10.12 No Fiduciary Duty of Trustee to Holder of Senior Debt......................................................  94

ARTICLE XI MISCELLANEOUS......................................................................................................  94
     Section 11.01 Trust Indenture Act Controls...............................................................................  94
     Section 11.02 Notices....................................................................................................  95
     Section 11.03 Communication by Holders of Notes with Other Holders of Notes..............................................  96
     Section 11.04 Certificate and Opinion as to Conditions Precedent.........................................................  96
     Section 11.05 Statements Required in Certificate or Opinion..............................................................  96
     Section 11.06 Rules by Trustee and Agents................................................................................  97
     Section 11.07 Governing Law..............................................................................................  97
     Section 11.08 No Adverse Interpretation of Other Agreements..............................................................  97
     Section 11.09 Successors.................................................................................................  97
     Section 11.10 Severability...............................................................................................  97
     Section 11.11 Counterpart Originals......................................................................................  98
     Section 11.12 Table of Contents, Headings, etc...........................................................................  98
     Section 11.13 Payments on Business Days..................................................................................  98

EXHIBITS

Exhibit A     FORM OF NOTE
Exhibit B     FORM OF CERTIFICATE OF TRANSFER
Exhibit C     FORM OF CERTIFICATE OF EXCHANGE
Exhibit D     FORM OF CERTIFICATE FROM ACQUIRING INSTITUTIONAL ACCREDITED
              INVESTOR

     AMENDED AND RESTATED INDENTURE, dated as of November 17, 2000, between HUNTSMAN ICI HOLDINGS LLC, a Delaware limited liability company (the "Company" or the "Issuer") and BANK ONE, N.A., as trustee (the "Trustee").

     The Issuer and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 8% Senior Subordinated Reset Discount Notes due 2009 (the "Notes"):


                                   ARTICLE I
                         DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01  Definitions

     "144A Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

     "Accreted Value" means, as of any date prior to the Full Accretion Date, an amount per $1,000 principal amount at maturity of Notes that is equal to the sum of (a) the Issue Price ($438.83 per $1,000 principal amount at maturity of Notes) of such Notes (or, with respect to the Reset Notes, the Reset Note Price) and (b) the portion of the excess of the principal amount of such Notes (as reset in the case of the Reset Notes) over such Issue Price (or, with respect to the Reset Notes, the Reset Note Price) which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semi-annually on each January 1 and July 1 at the Applicable Rate from the Issue Date of the Notes (or, with respect to the Reset Notes, the Reset Determination Date) through the date of determination computed on the basis of a 360-day year of twelve 30-day months, and as of any date on or after the Full Accretion Date, the principal amount of each Note.

     "Acquired Debt" means, with respect to any specified Person, Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Restricted Subsidiary of such specified Person, and not incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person.

     "Additional Interest" has the meaning set forth in the Registration Rights Agreement.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms "controlling, "controlled by" and "under common control with" shall have correlative meanings.

     "Agent" means any Registrar or Paying Agent.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

     "Applicable Rate" means 8% per annum; provided, however, that from the Reset Date, the Applicable Rate shall be equal to the Reset Accretion Rate.

     "Asset Acquisition" means (a) an Investment by the Company or any of the Company's Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any of the Company's Restricted Subsidiaries or shall merge or consolidate with the Company or any of the Company's Restricted Subsidiaries or (b) the acquisition by the Company or any of the Company's Restricted Subsidiaries of the assets of any Person which constitute all or substantially all of the assets of such Person, any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

     "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Restricted Subsidiary of the Company of
(a) any Capital Stock of any Restricted Subsidiary of the Company; or (b) any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales shall not include (i) a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $5 million, (ii) sales of accounts receivable and related assets (including contract rights) of the type specified in the definition of "Qualified Securitization Transaction" to a Securitization Entity for the fair market value thereof, (iii) sales or grants of licenses to use the Company's or any of its Restricted Subsidiary's patents, trade secrets, know-how and other intellectual property of the Company or any of its Restricted Subsidiaries to the extent that such license does not prohibit the licensor from using the patent, trade secret, know-how or technology licensed or require the Company or any of its Restricted Subsidiaries to pay any fees for any such use,
(iv) the sale, lease, conveyance, disposition or other transfer (A) of all or substantially all of the assets of the Company as permitted under Sections 4.13 and/or 5.01, (B) of any Capital Stock or other ownership interest in or assets or property of an Unrestricted Subsidiary or a Person which is not a Subsidiary,
(C) pursuant to any foreclosure of assets or other remedy provided by applicable law to a creditor of the Company or any Subsidiary of the Company with a Lien on such assets, which Lien is permitted under the Indenture; provided that such foreclosure or other remedy is conducted in a commercially reasonable manner or in accordance with any bankruptcy law, (D) involving only Cash Equivalents, Foreign Cash Equivalents or inventory in the ordinary course of business or obsolete equipment in the ordinary course of business consistent with past practices of the Company or (E) including only the lease or sublease of any real or personal property in the ordinary course of business, (v) the consummation of any transaction in accordance with the terms of Section 4.07,
(vi) Permitted Investments and (vii) any merger or consolidation permitted under
Article V.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law of any jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors.

     "BASF Agreement" means the Propylene Oxide Supply Agreement, dated as of March 21, 1997, by and between BASF Corporation, a Delaware corporation, and the Operating Company, as assignee of Huntsman Specialty Chemicals Corporation, a Delaware corporation.

     "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as such term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

     "Board" means, as to any Person, the board of managers, or any authorized committee thereof, of a limited liability company, or the board of directors, or any authorized committee thereof, of a corporation.

     "Board Resolution" means, as to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of such Person and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day" means any day other than a Legal Holiday.

     "Buyout Indebtedness" means any Indebtedness incurred in connection or concurrently with a Buyout Transaction.

     "Buyout Interests" means the membership interests held by ICI or any ICI Affiliate in the Company or any interest or security into which any of the foregoing is exchanged or converted.

     "Buyout Transaction" means the redemption, repurchase, retirement or other acquisition of any Buyout Interests by a Huntsman Affiliate or the Company and/or the purchase or other acquisition (including, without limitation, pursuant to any merger, consolidation or other similar transaction) of any Buyout Interests by any Restricted Subsidiary of the Company, in each such case whether in a single transaction or a series of related transactions and including, in each such case, the concurrent redemption, repurchase, retirement or other acquisition of any other membership interests or any interest or security into which any of the foregoing is exchanged or converted in the Company held by any other Person (other than a Huntsman Affiliate).

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means:

          (1) in the case of a limited liability company, any and all membership interests;

          (2) in the case of a corporation, corporate stock, including common stock and preferred stock;

          (3) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated, whether voting or non-voting) of corporate stock;

          (4) in the case of a partnership, partnership interests (whether general or limited); and

          (5) any other interest (other than any debt obligation) or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, in each case, whether now outstanding or issued after the date of this Indenture.

     "Capital Stock Sale Proceeds" means the aggregate net cash proceeds (including the fair market value of the non-cash proceeds, as determined by an independent appraisal firm) received by the Company after the date of this Indenture (x) as a contribution to the common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or
(y) from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company).

     "Cash Equivalents" means (i) a marketable obligation, maturing within two years after issuance thereof, issued or guaranteed by the United States of America or an instrumentality or agency thereof, (ii) a certificate of deposit or banker's acceptance, maturing within one year after issuance thereof, issued by any lender under the Credit Facilities, or a national or state bank or trust company or a European, Canadian or Japanese bank, in each case having capital, surplus and undivided profits of at least $100,000,000 and whose long-term unsecured debt has a rating of A or better by S&P or A2 or better by Moody's or the equivalent rating by any other nationally recognized rating agency (provided that the aggregate face amount of all Investments in certificates of deposit or bankers' acceptances issued by the principal offices of or branches of such European or Japanese banks located outside the United States shall not at any time exceed 33 1/3% of all Investments described in this definition), (iii) open market commercial paper, maturing within 270 days after issuance thereof, which has a rating of A1 or better by S&P or P1 or better by Moody's or the equivalent rating by any other nationally recognized rating agency, (iv) repurchase agreements and reverse repurchase agreements with a term not in excess of one year with any financial institution which has been elected primary government securities dealers by the Federal Reserve Board or whose securities are rated AA- or better by S&P or Aa3 or better by Moody's or the equivalent rating by any other nationally recognized rating agency relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, (v) "Money Market" preferred stock maturing within six months after issuance thereof or municipal bonds issued by a corporation organized under the laws of any state of the United States, which has a rating of "A" or better by S&P or Moody's or the equivalent rating by any other nationally recognized rating agency, (vi) tax exempt floating rate option tender bonds backed by letters of credit issued by a national or state bank whose long-term unsecured debt has a rating of AA or better by S&P or Aa2 or better by Moody's or the equivalent rating by any other nationally recognized rating agency, and (vii) shares of any money market mutual fund rated at least AAA or the equivalent thereof by S&P or at least Aaa or the equivalent thereof by Moody's or any other mutual fund holding assets consisting (except for de minimis amounts) of the type specified in clauses (i) through (vi) above.

     "Change of Control" means (i) prior to the Initial Public Offering, the failure by Mr. Jon M. Huntsman, his spouse, direct descendants or an entity controlled by any of the foregoing and/or by a trust for the benefit of any of the foregoing (the "Huntsman Group"), collectively, to have the power, directly or indirectly, to vote or direct the voting of securities having at least a majority of the ordinary voting power for the election of directors (or the equivalent) of the Company or (ii) after the Initial Public Offering, the occurrence of the following: (x) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more members of the Huntsman Group, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the then outstanding Voting Stock of the Company other than in a transaction having the approval of the Board of the Company at least a majority of which members are Continuing Directors; or (y) Continuing Directors shall cease to constitute at least a majority of the Board of the Company.

     "Class A Shares" means the Class A Shares of TGL which have voting rights but no rights to dividends and a nominal liquidation preference.

     "Class B Shares" means the Class B Shares of Holdings U.K., which have voting rights, a right to nominal dividends and a nominal liquidation preference.

     "Clearstream" means Clearstream Banking, S.A.

     "Commission" or "SEC" means the Securities and Exchange Commission.

     "Company" has the meaning assigned to it in the preamble to this Indenture.

     "Consolidated EBITDA" means with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income and (ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business), (B) Consolidated Interest Expense and
(C) Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP.

     "Consolidated Fixed Charge Coverage Ratio" means, with respect to any Person, the ratio of (x) Consolidated EBITDA of such Person during the four full fiscal quarters for which financial information is available (the "Four Quarter Period") ending on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (the "Transaction Date") to (y) Consolidated Fixed Charges of such Person during such Four Quarter Period.

     In addition to the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

          (1)    the issuance of the Notes;

          (2) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period; and

          (3) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such

     Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Debt and also including any Consolidated EBITDA (including any pro forma expense and cost reduction calculated on a basis consistent with Regulation S-X under the Securities Act as in effect on the Issue Date) (provided that such Consolidated EBITDA shall be included only to the extent includible pursuant to the definition of "Consolidated Net Income") attributable to the assets which are the subject of the Asset Acquisition or Asset Sale during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired
     Debt) occurred on the first day of the Four Quarter Period.

     If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a Person other than the Company or a Restricted Subsidiary, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; (2) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period; and (3) notwithstanding clause
(1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Hedging Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

     "Consolidated Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) Consolidated Interest Expense, plus
(ii) the product of (x) the amount of all dividend payments on any series of Preferred Stock of such Person and its Restricted Subsidiaries (other than dividends paid in Capital Stock (other than Disqualified Stock) and other than dividends paid to such Person or to a Restricted Subsidiary of such Person) paid, accrued or scheduled to be paid or accrued during such period times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

     "Consolidated Indebtedness" means, with respect to any Person as of any date of determination, the sum, without duplication, of:

          (1) the total amount of outstanding Indebtedness of such Person and its

     Restricted Subsidiaries, plus

          (2) the total amount of Indebtedness of any other Person that has been Guaranteed by the referent Person or one or more of its Restricted Subsidiaries, plus

          (3) the aggregate liquidation value of all Disqualified Stock of such Person and all preferred stock of Restricted Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of

          (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations); and

          (2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period, and

          (3) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon);

          (4) excluding, however, any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated Net Income pursuant to clause (d) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated Net Income pursuant to clause (d) of the definition thereof), in each case, on a consolidated basis and in accordance with GAAP.

     "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate net income (or loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom (a) after-tax gains from Asset Sales or abandonments or reserves relating thereto, (b) after-tax items classified as extraordinary or nonrecurring gains, (c) the net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Restricted Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Restricted Subsidiary of the referent Person, (d) the net income (but not loss) of any Restricted Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise (other than, in the case of the Operating Company, any agreement or instrument evidencing Indebtedness or Preferred Stock outstanding on the date of this Indenture or incurred or issued thereafter in compliance with Section 4.08), (e) the net income of any Person, other than a Restricted Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a Wholly Owned Restricted Subsidiary of the referent Person by such Person, (f) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date, (g) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued), (h) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets and (i) all gains or losses from the cumulative effect of any change in accounting principles; provided further, that to the extent not otherwise included in net income, the amount of cash distribution received from LPC from operating cash flow (without giving effect to gains on asset dispositions, extraordinary items, liquidation or dividends) shall be added to net income.

     "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Stock of such Person.

     "Consolidated Non-cash Charges" means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charge constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period).

     "Continuing Directors" means, as of any date, the collective reference to
(i) all members of the Board of the Company who have held office continuously since a date no later than the later of (x) twelve months prior to the Initial Public Offering and (y) the Issue Date, and (ii) all members of the Board of the Company who assumed office after such date and whose appointment or nomination for election by the Company's shareholders was approved by a vote of at least 50% of the Continuing Directors in office immediately prior to such appointment or nomination or by the Huntsman Group.

     "Contribution Agreement" means the Contribution Agreement dated as of April 15, 1999, as amended by an Amending Agreement dated as of June 4, 1999, among the Company, the Operating Company, Huntsman Specialty Chemicals Corporation and Imperial Chemical Industries Plc., as amended as of the date hereof.

     "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 or such other address as to which the Trustee may give notice to the Issuer.

     "Credit Facilities" means, with respect to the Company and/or its Restricted Subsidiaries, one or more debt facilities or commercial paper facilities, indentures or other agreements, in each case with banks or other institutional lenders or investors providing for revolving credit loans, term loans, notes, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case, as amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing (whether or not contemporaneously) or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by Section 4.08) or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreements or any successor or replacement agreements and whether by the same or any other agent, lender or group of lenders or investors.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06, substantially in the form of Exhibit A hereto, except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

     "Depositary" means, with respect to the Global Notes, the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

     "Designated Senior Debt" means (i) Indebtedness under or in respect of the Credit Facilities and (ii) any other indebtedness constituting Senior Debt which, at the time of determination, has an aggregate principal amount of at least $25 million and is specifically designated in the instrument evidencing such Senior Debt as "Designated Senior Debt" by the Company.

     "Disposition" means, with respect to any Person, any merger, consolidation or other business combination involving such Person (whether or not such Person is the Surviving Person) or the sale, assignment, or transfer, lease conveyance or other disposition of all or substantially all of such Person's assets or Capital Stock.

     "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the asset sale or change of control provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 4.09 and 4.13 and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the repurchase of such Notes as are required to be repurchased pursuant to Sections 4.09 and 4.13. Notwithstanding the foregoing, Capital Stock shall not be deemed to be Disqualified Stock if it may only be so redeemed solely in consideration of Capital Stock that is not Disqualified Stock.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Notes" means the Notes issued in the Exchange Offer pursuant to
Section 2.06(f).

     "Exchange Offer" means an offer to exchange the Notes for Exchange Notes pursuant to a registration statement filed pursuant to the Registration Rights Agreement.

     "Exchange Registration Statement" means an effective registration statement filed pursuant to the Registration Rights Agreement.

     "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries in existence on the Issue Date, reduced by the amount of any prepayments with Net Proceeds of any Asset Sale (which are accompanied by a corresponding permanent commitment reduction) pursuant to Section 4.09.

     "Foreign Cash Equivalents" means (i) debt securities with a maturity of 365 days or less issued by any member nation of the European Union, Switzerland or any other country whose debt securities are rated by S&P and Moody's A-1 or P-1, or the equivalent thereof (if a short-term debt rating is provided by either) or at least AA or AA2, or the equivalent thereof (if a long-term unsecured debt rating is provided by either) (each such jurisdiction, an "Approved Jurisdiction") or any agency or instrumentality of an Approved Jurisdiction, provided that the full faith and credit of the Approved Jurisdiction is pledged in support of such debt securities or such debt securities constitute a general obligation of the Approved Jurisdiction and (ii) debt securities in an aggregate principal amount not to exceed $25 million with a maturity of 365 days or less issued by any nation in which the Company or its Restricted Subsidiaries have cash which is the subject of restrictions on export or any agency or instrumentality of such nation, provided that the full faith and credit of such nation is pledged in support of such debt securities or such debt securities constitute a general obligation of such nation.

     "Foreign Subsidiary" means any Restricted Subsidiary of the Company organized and conducting its principal operations outside the United States.

     "Foreign Subsidiary Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease, assignment or other transfer for value by the Company or any of its Restricted Subsidiaries to any Person other than the Company or a Restricted Subsidiary of the Company of the Capital Stock of any Foreign Subsidiary or any of the property or assets of any Foreign Subsidiary.

     "Full Accretion Date" shall mean December 31, 2009.

     "Funds" means the aggregate amount of U.S. Legal Tender and/or U.S. Government Obligations deposited with the Trustee pursuant to Article Eight.

     "GAAP" means U.S. generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

     "Guarantee" or "guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness, measured as the lesser of the aggregate outstanding amount of the Indebtedness so guaranteed and the face amount of the Guarantee.

     "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

     "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under:

          (1) interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate option agreements and other similar agreements or arrangements designed to protect such Person and its Subsidiaries against fluctuations in interest rates;

          (2) foreign currency exchange agreements, foreign currency swap agreements and other similar agreements or arrangements designed to protect such Person and its Subsidiaries against fluctuations in currency values; and

          (3) commodity futures contracts, commodity options and other similar agreements or arrangements designed to protect such Person and its Subsidiaries against fluctuations in the price of commodities used in the ordinary course of business of that Person and its Subsidiaries.

     "Holder" means a holder of the Notes.

     "Holdings U.K." means Huntsman ICI Holdings (UK), a private unlimited company incorporated under the laws of England and Wales, or any other Wholly Owned Restricted Subsidiary of the Company that complies with all covenants applicable to Holdings U.K. under the Indenture.

     "Huntsman Affiliate" means Huntsman Corporation or any of its Affiliates (other than Holdings and its Subsidiaries).

     "ICI Affiliate" means ICI or any Affiliate of ICI.

     "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or nor incurred at the date of this Indenture and whether or not contingent, without duplication:

          (1) in respect of borrowed money (including all obligations in respect thereof);

          (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

          (3)    in respect of banker's acceptances;

          (4)    representing Capital Lease Obligations;

          (5) in respect of the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable arising in the ordinary course of business;

          (6) all Disqualified Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value shall be determined reasonably and in good faith by the Board of the issuer of such Disqualified Stock; or

          (7)    representing the notional amount of any Hedging Obligations,

          (8) if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person.

     Notwithstanding the foregoing, "Indebtedness" shall not include (x) advances paid in the ordinary course of business by customers for services or products to be provided or delivered in the future, (y) deferred taxes or (z) unsecured indebtedness of the Company and/or its Restricted Subsidiaries incurred to finance insurance premiums in a principal amount not in excess of the insurance premiums to be paid by the Company and/or its Restricted Subsidiaries for a three year period beginning on the date of any incurrence of such indebtedness.

     The amount of any Indebtedness outstanding as of any date shall be:

          (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

          (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "Indenture" means this Amended and Restated Indenture, as further amended or supplemented from time to time.

     "Independent Financial Advisor" means a firm (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

     "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

     "Initial Holder" means ICI Finance Plc.

     "Initial Public Offering" means an initial public offering of the common equity of the Company; provided, however, that the sale of Capital Stock of the Company pursuant to the Subscription Agreement shall not constitute an Initial Public Offering.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is not also a QIB.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

     "Investments" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to another Person, including an Affiliate, or any payment for property or services for the account or use of another Person but excluding commissions, travel and similar advances to officers and employees made in the ordinary course of business), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. "Investment" shall exclude extensions of trade credit by the Company and its Restricted Subsidiaries on commercially reasonable terms in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be.

     "Issue Date" means June 30, 1999.

     "Issue Price" means the aggregate issue price of the Notes, which equals $265,300,000.

     "Issuer" has the meaning assigned to it in the preamble to this Indenture.

     "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or Salt Lake City, Utah or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

     "Letter of Transmittal" means the letter of transmittal to be prepared by the Issuer and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

     "LLC Agreement" means the Amended and Restated Limited Liability Company Agreement dated as of June 30, 1999 of the Company.

     "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest), but not including any interest in accounts receivable and related assets conveyed by the Company or any of its Subsidiaries in connection with any Qualified Securitization Transaction.

     "LPC" means Louisiana Pigment Company L.P.

     "Members Agreement" means the Members Agreement, dated as of June 30, 1999, by and among the Company, Huntsman Specialty Chemicals Corporation, BT Capital Investors, L.P., Chase Equity Associates, L.P. and The Goldman Sachs Group, Inc.

     "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

     "Net Proceeds" means, with respect to any Asset Sale, the proceeds in the form of cash, Cash Equivalents or Foreign Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash, Cash Equivalents or Foreign Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Restricted Subsidiaries from such Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale) net of (a) all out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements, including any taxes to be paid by the Company or any of its Subsidiaries upon the repatriation of such cash proceeds to the United States upon consummation of a Foreign Subsidiary Asset Sale and involving any amounts distributed in respect of owners', partners' or members' tax liabilities resulting from or in respect of such sale, (c) repayment of Indebtedness that is required to be repaid in connection with such Asset Sale, (d) the decrease in proceeds from securitization transactions which results from such Asset Sale and (e) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities relied to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

     "Net Proceeds Offer Trigger Date" means, with respect to a particular Asset Sale, the date which is the later of (i) 475 days following the receipt of the Net Proceeds of such Asset Sale (or 10 days following such earlier date, if any, as the Board of the Company or of such Restricted Subsidiary making such Asset Sale determines not to apply all or any part of the Net Proceeds relating to such Asset Sale as set forth in clauses (iii)(A), (iii)(B) or (iii)(C) of
Section 4.09(a)) and (ii) 10 days following the consummation by any Subsidiary of the Company of an offer to purchase (or other similar transaction) or redemption of any Indebtedness of any Restricted Subsidiary, the purchase or redemption of which would constitute the prepayment of Indebtedness of a Restricted Subsidiary under clause (iii)(A) or (iii)(C) of Section 4.09(a); provided, however, that notwithstanding anything to the contrary herein, neither the Company nor any Restricted Subsidiary shall make any investment pursuant to Section 4.09(a)(iii)(B) more than 365 days following the receipt of the Net Proceeds of such Asset Sale.

     "Non-U.S. Person" means a Person who is not a U.S. Person.

     "Notes" has the meaning assigned to it in the preamble to this Indenture and shall include the Notes issued on the Issue Date and any Additional Notes issued pursuant to Section 2.02.

     "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Financial Director, the Secretary or any Vice-President of such Person.

     "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company one of whom must be the principal executive officer, the chief financial officer or the treasurer of the Company, that meets the requirements of Section 11.05.

     "Operating Agreement" means the Amended and Restated Limited Liability Company Agreement, dated as of June 30, 1999, of the Company.

     "Operating Company" means Huntsman ICI Chemicals LLC, a Delaware limited liability company, or its successors or assigns.

     "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section 11.05. The counsel may be an employee of or counsel to the Issuer, any Subsidiary of the Issuer or the Trustee.

     "Overdraft Facility" means one or more overdraft line or similar extension of credit incurred in the ordinary course of business in connection with cash management activities.

     "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

     "Paying Agent" has the meaning provided in Section 2.03, except that, during the continuance of a Default or Event of Default or Event of Default and for the purposes of Articles

Three and Eight and Sections 4.09 and 4.13, the Paying Agent shall not be the Company or any Affiliate of the Company.

     "Permitted Investments" means any Investment by the Company in a Wholly Owned Restricted Subsidiary of the Company.

     "Permitted Liens" means:

          (1) Liens on the assets of the Company securing Indebtedness, Buyout Indebtedness and other Obligations under clause (1) of Section 4.08;

          (2)    Liens incurred pursuant to any of the Transaction Documents;

          (3) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

          (4) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

          (5) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

          (6) Liens incurred or deposits made to secure the performance of leases, statutory or regulatory obligation, bankers' acceptance, surety and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

          (7) Liens arising from the rendering of a final judgment or order against the Company that does not give rise to an Event of Default;

          (8) Liens in favor of the Trustee arising under the provisions in this Indenture under Section 7.07 and in favor of the Senior Notes Trustee arising under the provisions of the Senior Note Indenture;

          (9) Liens in favor of the Trustee for its benefit and the benefit of the Holders, as their respective interests appear; and

          (10) Liens in favor of the Senior Notes Trustee for its benefit and the benefit of the holders of the Senior Notes, as their respective interests appear.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to refinance, renew, replace or defease, other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that:

          (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest and premium, if any, on, the Indebtedness so refinanced, renewed, replaced or defeased (plus the amount of reasonable expenses incurred in connection therewith);

          (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being refinanced, renewed, replaced or defeased; and

          (3) if the Indebtedness being extended, refinanced, renewed, replaced or defeased is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes, on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being refinanced, renewed, replaced or defeased.

     "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

     "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

     "Private Placement Legend" means the legend set forth in Section 2.06(g)(i)(A) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

     "Put/Call Transaction" means a Buyout Transaction with respect to Buyout Interests pursuant to Clause 10.1 of the LLC Agreement.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Qualified Capital Stock" means any Capital Stock that is not Disqualified Stock.

     "Qualified Securitization Transaction" means any transaction or series of transactions that may be entered into by the Company or any of its Subsidiaries pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer pursuant to customary terms to (a) a Securitization Entity (in the case of a transfer by the Company or any of its Subsidiaries) and (b) any other Person (in the case of transfer by a Securitization Entity), or may grant a security interest in any accounts receivable (whether now existing or arising or acquired in the future) of the Company or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets (including contract rights) which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable.

     "Registrar" has the meaning provided in Section 2.03.

     "Registration Rights Agreement" means the Exchange and Registration Rights Agreement dated as of even date herewith among the Issuer and ICI Finance Plc. with respect to the Notes or any superseding agreement entered into pursuant to the terms thereof.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Regulation S Global Note" means a global Note bearing the Private Placement Legend and deposited with or on behalf of the Depositary and registered in the name of the Depositary or its nominee, issued in an initial denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

     "Related Business" means assets (including assets of a referent Person owned directly or indirectly through ownership of Capital Stock) of a kind used or useful in the business of the Company and its Subsidiaries as existing on the Issue Date or in a business reasonably related thereto.

     "Replacement Assets" means properties and assets (including Capital Stock of any entity) that replace the properties and assets that were the subject of an Asset Sale or properties and assets (including Capital Stock of any entity) that will be used in the business of the Company and its Subsidiaries as existing on the Issue Date or in businesses reasonably related thereto.

     "Representative" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.

     "Reset Accretion Rate" has the meaning provided for in Section 2.13.

     "Reset Determination Date" means the date of determination of the Reset Accretion Rate by the Calculation Agent, the Firms or Final Firm, as the case may be, pursuant to Section 2.13; provided, however, that if such determination is made prior to the Reset Date, then the Reset Determination Date shall be deemed to be the same as the Reset Date.

     "Reset Date" means September 30, 2004.

     "Reset Note Price" shall be the Accreted Value of the Old Notes on the Reset Determination Date.

     "Reset Notes" means one or more notes in the form of Exhibit A hereto due December 31, 2009, dated the Reset Determination Date and in an aggregate principal amount at maturity equal to the future value on December 31, 2009 of the aggregate Reset Note Price which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semi-annually on each January 1 and July 1 at the Reset Accretion Rate from the Reset Determination Date, until December 31, 2009 computed on the basis of a 360-day year of twelve 30-day months.

     "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

     "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

     "Restricted Subsidiary" means with respect to any Person, any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

     "Rule 144" means Rule 144 promulgated under the Securities Act.

     "Rule 144A" means Rule 144A promulgated under the Securities Act.

     "Rule 903" means Rule 903 promulgated under the Securities Act.

     "Rule 904" means Rule 904 promulgated the Securities Act.

     "S&P" means Standard & Poor's Ratings Service, a division of the McGraw-
Hill

Companies, Inc. or any successor to the rating agency business thereof.

     "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Restricted Subsidiary of any property, whether owned by the Company or any Restricted Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securitization Entity" means a wholly owned Subsidiary of the Company (or another Person in which the Company or any Subsidiary of the Company makes an Investment and to which the Company or any Subsidiary of the Company transfers accounts receivable or equipment and related assets) which engages in no activities other than in connection with the financing of accounts receivable or equipment and which is designated by the Board of the Company (as provided below) as a Securitization Entity (a) no portion of the Indebtedness or any other Obligations (contingent or otherwise) of which (i) is guaranteed by the Company or any Subsidiary of the Company other than the Securitization Entity (excluding guarantees of Obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Company or any Subsidiary of the Company in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Company or any Subsidiary of the Company other than the Securitization Entity, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings and other than any interest in the accounts receivable or equipment and related assets being financed (whether in the form of an equity interest in such assets or subordinated Indebtedness payable primarily from such financial assets) retained or acquired by the Company or any Subsidiary of the Company,
(b) with which neither the Company nor any Subsidiary of the Company has any material contract, agreement, arrangement or understanding other than on terms no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity, and (c) to which neither the Company nor any Subsidiary of the Company has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of the Company giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

     "Senior Debt" means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes. Without limiting the generality of the foregoing, "Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, (x) all monetary obligations of every nature of the Company under the Credit Facilities, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities, and (y) all Hedging Obligations, in each case whether outstanding on the Issue Date or thereafter incurred. Notwithstanding the foregoing, "Senior Debt" shall not include (i) any Indebtedness of the Company to a Restricted Subsidiary of the Company or any Affiliate of the Company or any of such Affiliate's Subsidiaries, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of the Company or any Subsidiary of the Company (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts owed to suppliers in connection with obtaining goods, materials or services, (iv) Indebtedness represented by Disqualified Stock, (v) any liability for federal, state, local or other taxes owed or owing by the Company, (vi) Indebtedness to the extent incurred in violation of the Indenture provisions set forth under Section 4.12, (vii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company and (viii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company.

     "Senior Notes" means the 13.375% Senior Discount Notes due 2009 of the Company and any notes issued in exchange therefor as permitted by, or contemplated under, the purchase agreement or the indenture governing the Senior Notes.

     "Senior Notes Indenture" means the Indenture dated June 30, 1999 by and between the Company and the Trustee relating to the Senior Notes, as amended or restated from time to time.

     "Senior Notes Trustee" means Bank One, N.A. or its successor as trustee under the Senior Notes Indenture.

     "Significant Subsidiary" means any Restricted Subsidiary of the Company which is a "Significant Subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act.

     "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Company or any Subsidiary of the Company which are reasonably customary in an accounts receivable securitization transaction.

     "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness on the Issue Date, or, if none, the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

     "Subordinated Indebtedness" means Indebtedness of the Operating Company which is expressly subordinated in right of payment to its 10.125% Senior Subordinated Notes due 2009 or any notes exchanged therefor.

     "Subsidiary" means, with respect to any Person:

          (1) any corporation, association or other business entity of which at least 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and, in the case of any such entity of which 50% of the total voting power of shares of Capital Stock is so owned or controlled by such Person or one or more of the other Subsidiaries of such Person, such Person and its Subsidiaries also have the right to control the management of such entity pursuant to contract or otherwise; and

          (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or
     (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

     "Subscription Agreement" means the Subscription Agreement, dated as of June 3, 1999, by and among the Company, BT Capital Investors, L.P., Chase Equity Associates, L.P. and The Goldman Sachs Group, Inc.

     "tax" shall mean any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and any other liabilities related thereto).

     "Tax Sharing Agreement" means the tax sharing arrangements contained in the Operating Agreement.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, then "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

     "TGL" means Tioxide Group Limited, or any other Wholly Owned Restricted Subsidiary of the Company that complies with all covenants applicable to TGL under this Indenture.

     "Transaction Agreements" means the Contribution Agreement, the Members Agreement, the Operating Agreement, the Subscription Agreement and the Tax Sharing Agreement and any agreement, document, instrument or certificate executed or delivered pursuant to the terms thereof.

     "Treasury Rate" means, with respect to any redemption date for the Notes
(i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the applicable maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Trustee" means Bank One, N.A., until a successor replaces Bank One, N.A. in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

     "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

     "Unrestricted Global Note" means a permanent global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

     "Unrestricted Subsidiary" of any Person means (i) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided that
(x) the Company certifies to the Trustee that such designation complies with
Section 4.07 and (y) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the

Company or any of its Restricted Subsidiaries. The Board of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Debt) in compliance with Section 4.08 and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of the Company shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

     "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

     "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

     "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of such Person or other similar governing body of such Person.

     "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

          (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

          (2)    the then outstanding principal amount of such Indebtedness.

     "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person where all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and/or by one or more Wholly Owned Restricted Subsidiaries of such Person; provided, however, that each of TGL and Holdings U.K. shall be deemed to Wholly Owned Restricted Subsidiaries.

Section 1.02    Other Definitions

                                      Defined in
Term                                  Section
----                                  -------
"Affiliate Transaction..............  4.10
"Authentication Order"..............  2.02
"Change of Control Offer"...........  4.13
"Change of Control Payment".........  4.13
"Change of Control Payment Date"....  4.13
"Change of Control Purchase Price"..  4.13
"Covenant Defeasance"...............  8.01
"Default Amount"....................  6.02
"DTC"...............................  2.03
"Event of Default"..................  6.01
"Legal Defeasance"..................  8.01
"Net Proceeds Offer"................  4.09
"Net Proceeds Offer Amount".........  4.09
"Net Proceeds Offer Trigger Date"...  4.09
"Old Notes".........................  2.13
"Paying Agent"......................  2.03
"Permitted Debt"....................  4.08
"Registrar".........................  2.03
"Restricted Payments"...............  4.07

Section 1.03     Incorporation by Reference of Trust Indenture Act

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes;

          "indenture security Holder" means a Holder of a Note;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the Notes means the Issuer and any successor obligor upon the Notes.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04     Rules of Construction

     Unless the context otherwise requires:

     (a)         a term has the meaning assigned to it;

     (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (c)         "or" is not exclusive;

     (d) words in the singular include the plural, and in the plural include the singular;

     (e)         provisions apply to successive events and transactions;

     (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time;

     (g) references to any statute, law, rule or regulation shall be deemed to refer to the same as from time to time amended and in effect and to any successor statute, law, rule or regulation;

     (h) references to any contract, agreement or instrument shall mean the same as amended, modified, supplemented or amended and restated from time to time, in each case, in accordance with any applicable restrictions contained in this Indenture; and

     (i) the words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE II
                                   THE NOTES


Section 2.01     Form and Dating.

           (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

          The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

           (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

           (c) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream.

Section 2.02     Execution and Authentication.

           Two Officers shall sign the Notes for the Issuer by manual or facsimile signature.

           If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

     A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

     The Trustee shall, upon a written order of the Issuer signed by an Officer (an "Authentication Order"), authenticate (i) Notes for original issue in the aggregate principal amount at maturity of $604,557,000 or (ii) following the Reset Determination Date, Reset Notes for original issue in the aggregate principal amount at maturity of the Reset Notes as determined in accordance with
Section 2.13. The aggregate principal amount at maturity of Notes or Reset Notes, as the case may be, outstanding at any time may not exceed such amount except as provided in Section 2.07 and except for Notes issued in respect of Additional Interest in accordance with the Registration Rights Agreement.

     The Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuer.

Section 2.03     Registrar and Paying Agent.

     The Issuer shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuer may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuer fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Issuer or any of its Subsidiaries may act as Paying Agent or Registrar.

     The Issuer initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

     The Issuer initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

Section 2.04     Paying Agent to Hold Money in Trust.

     The Issuer shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of Accreted Value, premium, if any, or interest, if any on the Notes, and shall notify the Trustee of any default by the Issuer in making any such payment.

While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuer or a Subsidiary) shall have no further liability for the money. If the Issuer or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuer, the Trustee shall serve as Paying Agent for the Notes.

Section 2.05     Holder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Issuer shall otherwise comply with TIA (S) 312(a).

Section 2.06     Transfer and Exchange.

     (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Company for Definitive Notes if:

           (i) the Issuer delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuer within 120 days after the date of such notice from the Depositary; or

           (ii) the Issuer in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; or

           (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Notes.

     Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in
Section 2.06(b), (c) or (f).

     (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

           (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

           (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either:

                      (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                      (A) (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

                      (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                      (B) (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above.

     Upon consummation of an Exchange Offer by the Issuer in accordance with
     Section 2.06(f), the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h).

        (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                   (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                   (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

        (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

                   (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuer;

                   (B) such transfer is effected pursuant to an effective registration statement in accordance with the Registration Rights Agreement; or

                   (C) the Registrar receives the following:

                   (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                  (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (C), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to subparagraph (B) or (C) above at a time when an Unrestricted Global Note has not yet been issued, the Issuer shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (C) above.

     Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

     (c)    Transfer or Exchange of Beneficial Interests for Definitive Notes.

            (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                   (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                   (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
     (1) thereof;

                   (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                   (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                   (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                   (F) if such beneficial interest is being transferred to the Issuer or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                   (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuer shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive
     Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

        (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                   (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuer;

                   (B) such transfer is effected pursuant to an effective registration statement in accordance with the Registration Rights Agreement; or

                   (C)  the Registrar receives the following:

                   (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                   (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

    and, in each such case set forth in this subparagraph (C), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

        (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuer shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

     (d) Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

        (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                   (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                   (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                   (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                   (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                   (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                   (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                   (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (C) above, the Regulation S Global Note.

        (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                   (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not
    (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuer;

                   (B) such transfer is effected pursuant to an effective registration statement in accordance with the Registration Rights Agreement; or

                   (C) the Registrar receives the following:

                   (1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                   (2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

    and, in each such case set forth in this subparagraph (C), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                   Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

        (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

               If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(C) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Issuer shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

     (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

        (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive
     Note if the Registrar receives the following:

                   (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                   (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                   (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and

     Opinion of Counsel required by item (3) thereof, if applicable.

        (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                   (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not
     (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuer;

                   (B) any such transfer is effected pursuant to an registration statement in accordance with the Registration Rights Agreement; or

                   (C)  the Registrar receives the following:

                   (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                   (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (C), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

        (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

     (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuer shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more

     Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Issuer, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuer shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

        (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

               (i)  Private Placement Legend.

                        (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

               "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
               (A)(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."

        (ii) Reset Legend. Each Old Note shall bear an additional legend in substantially the following form:

               "EXCEPT AS OTHERWISE AGREED UPON IN WRITING BY THE COMPANY, THE NOTES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE INITIAL HOLDER OF THE NOTES PRIOR TO THE RESET DATE (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE). FOLLOWING THE CONSUMMATION OF ANY TRANSFER OF THIS NOTE PRIOR TO THE RESET DATE TO WHICH THE COMPANY AGREED IN WRITING, THIS RESTRICTIVE LEGEND SHALL NOT APPLY TO THE TRANSFEREE AND SHALL BE OF NO FURTHER FORCE OR EFFECT."

               "FROM AND AFTER THE RESET DATE (AS DEFINED IN THE AGREEMENT GOVERNING THIS NOTE), THIS NOTE SHALL BECOME NULL AND VOID AND THE COMPANY SHALL HAVE NO OBLIGATION WITH RESPECT HERETO, OTHER THAN THE OBLIGATION TO EXECUTE AND DELIVER THE RESET NOTE IN EXCHANGE FOR THIS NOTE. BY ACCEPTANCE OF THIS NOTE, THE HOLDER CONSENTS TO THE EXCHANGE OF THIS NOTE FOR A RESET NOTE AND THE HOLDER ACKNOWLEDGES AND AGREES THAT (I) THE INTEREST RATE, ACCRETED VALUE AND/OR PRINCIPAL AMOUNT OF THE RESET NOTE MAY BE LESS THAN THE INTEREST RATE, ACCRETED VALUE AND/OR PRINCIPAL AMOUNT OF THIS NOTE AND (II) NO ADDITIONAL CONSIDERATION SHALL BE PAYABLE BY THE COMPANY IN RESPECT OF THE EXCHANGE OF THE RESET NOTE FOR THIS NOTE."

                   (A) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraphs (b)(iv), (c)(ii),
     (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

        (iii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

               "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO
               SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE

                 DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
                 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER."

        (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

        (i)    General Provisions Relating to Transfers and Exchanges.

                      (i) To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuer's order or at the Registrar's request.

                      (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.09, 4.13 and 9.05).

                      (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                      (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or

              Definitive Notes surrendered upon such registration of transfer or exchange.

                   (v) The Issuer shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

                   (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuer may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Note and for all other purposes, whether or not such Note is overdue, and none of the Trustee, any Agent or the Issuer shall be affected by notice to the contrary.

                   (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02.

                   (viii) All certifications, certificates and Opinions of
              Counsel required to be submitted to the Registrar pursuant to this
              Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

Section 2.07  Replacement Notes.

     If any mutilated Note is surrendered to the Trustee or the Issuer and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Issuer shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Issuer, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuer to protect the Issuer, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuer may charge for its expenses in replacing a Note.

     Every replacement Note is an additional obligation of the Issuer and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08     Outstanding Notes.

     The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.09, a Note does not cease to be outstanding because the Issuer or an Affiliate of the Issuer holds the Note.

     If a Note is replaced pursuant to Section 2.07 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

     If the Paying Agent (other than the Issuer or a Subsidiary or an Affiliate of the Issuer) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09     Treasury Notes.

     In determining whether the Holders of the required Accreted Value of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

Section 2.10     Temporary Notes.

     Until certificates representing Notes are ready for delivery, the Issuer may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Issuer considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes.

     Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11     Cancellation.

     The Issuer at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange, purchase or payment. The Trustee, and no one else, shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes. Certification of the destruction of all canceled Notes shall be delivered to the Issuer. The Issuer may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12     Defaulted Interest.

     If the Issuer defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01. The Issuer shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuer shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuer (or, upon the written request of the Issuer, the Trustee in the name and at the expense of the Issuer) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13     Exchange for Reset Notes.

     (a) Notwithstanding anything herein to the contrary, on the Reset Date, the accretion rate on the Notes will be reset to a rate (the "Reset Accretion Rate"), which shall not exceed the maximum rate permitted by applicable law, determined in accordance with the following:

            (i) if as of the Reset Date (x) any U.S. dollar denominated 10.125% Senior Subordinated Notes due 2009 of the Operating Company are outstanding (the "Operating Company Notes") and (y) the Issuer does not guarantee any Indebtedness (which guaranteed Indebtedness, if directly incurred or assumed by the Issuer, would be material to the Issuer) of any Person other than (1) any Indebtedness of the Operating Company or any of its Restricted Subsidiaries or (2) the principal amount of any Indebtedness, which principal amount also receives a guarantee from the Operating Company, then the Reset Accretion Rate shall equal the Base Rate plus 335 basis points. In order to determine the Base Rate, the Issuer shall cause an internationally recognized investment banking firm chosen by the Issuer (the "Calculation Agent") to:

                   (A) obtain a quoted bid price of the Operating Company Notes (a "Bid Price") as of the close of business in the City of New York for each day of the Determination Period from each of two internationally recognized investment banking firms (one of which firms may be the Calculation Agent);

                   (B) determine the yield to maturity for each Bid Price on each day during the Determination Period (each a "Yield to Maturity"); and

                   (C) calculate the simple average of all Yields to Maturity during such Determination Period (the "Base Rate").

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

     The Determination Period shall mean the 30 Business Day period commencing on the thirty-fifth Business Day prior to the Reset Date; or

          (ii) if (x) the conditions set forth in Section 2.13(a)(i)(x) or (y) are not satisfied as of the Reset Date or (y) the Calculation Agent is unable to obtain bid prices from two internationally recognized investment banking firms or is otherwise unable to establish the Base Rate, then the Reset Accretion Rate shall equal the rate that, if borne by the Notes commencing on the Reset Date, is reasonably likely to result in the market price of the Notes on the Reset Date (without giving effect to any discount for a new issue of securities) trading approximately in line with the Accreted Value of the Notes on such date. The Reset Accretion Rate will be determined in the reasonable judgment of two internationally recognized independent investment banking firms chosen by the Issuer (each a "Firm") (without liability of the Firms to any Holder for any determination of the Reset Accretion Rate made in accordance with this Section 2.13), which Firms shall consider such factors customarily considered in making such determinations, including without limitation the following:

               (A)   relevant market interest rates and indices;

               (B) market supply and demand for relevant debt securities for companies with levels of revenues and values of assets comparable to those of the Issuer and its Restricted Subsidiaries taken as a whole;

               (C) current and forecasted financial condition and performance of the Issuer and its Restricted Subsidiaries taken as a whole;

               (D) current ratings by nationally recognized statistical rating organizations of the debt securities issued by the Issuer or any of its Restricted Subsidiaries;

               (E) trading performance and market prices of the debt securities issued by the Issuer or any of its Restricted Subsidiaries; and

               (F) current and forecasted general economic and chemical industry conditions.

     (b) Each Firm shall notify the other Firm and the Company of the rate that it determined in accordance with Section 2.13(a)(ii) above (each a "Suggested Rate").

          (i) If the Suggested Rates differ by no more that 25 basis points, then the lower of the two Suggested Rates shall be the Reset Accretion Rate and the Firms shall be deemed to have agreed on such rate; and

          (ii) if (A) both Firms propose a Suggested Rate and (B) the Firms are neither able (after consultation) nor deemed (pursuant to Section 2.13(b)(i)) to agree on the Reset Accretion Rate on or before the fifth Business Day following the Reset Date, then the Firms shall jointly select a third internationally recognized independent investment banking firm (the "Final Firm"). As promptly as practicable, the Final Firm shall select one of the two Suggested Rates to be the Reset Accretion Rate (without liability of the Final Firm to any Holder for any determination of the Reset Accretion Rate made in accordance with this Section 2.13), which selection shall be made in accordance with the procedures and requirements for determining the Reset Accretion Rate set forth in Section 2.13(a)(ii).

     (c) If in the reasonable judgment of both Firms, conditions affecting the market for high yield debt securities generally are atypical and materially adverse to issuers of such securities at the time at which a determination of the Reset Accretion Rate is to be made under Section 2.13 (b) above (a "Delaying Event"), then such Firms shall delay the determination of the Reset Accretion Rate until, in the reasonable judgment of such Firms, such conditions are no longer continuing; provided that such delay may not extend more than 30 days following the Reset Date.

     (d) If (i) the Reset Accretion Rate shall not have been established on or prior to the Reset Date in accordance with Section 2.13(a) and (b) (including due to the inability of any Firm to determine the Reset Accretion Rate) or (ii) a Delaying Event shall have occurred and be continuing, then:

           (i) from the Reset Date until the Reset Determination Date, the Notes shall accrete at a rate of 13% per annum, and

           (ii) on the Reset Determination Date, the Accreted Value on the Notes shall be increased or decreased, as the case may be, from the then Accreted Value of the Notes by an amount equal to the excess or deficit, if any, of (x) the principal that would have accreted on the Notes at the Reset Accretion Rate between the Reset Date and the Reset Determination Date over (y) the principal actually accreted on the Notes between the Reset Date and the Reset Determination Date.

     (e) If (i) the Reset Accretion Rate is not established on or before the Reset Date and (ii) after the Reset Date but prior to Reset Determination Date, the Issuer shall exercise an optional redemption of all or part of the Notes pursuant to Section 3.07 hereof, then solely for the purpose of determining the redemption price of the Notes to be redeemed during such period, the Accreted Value of the redeemed Notes as of the date of such optional redemption shall be increased from the then Accreted Value of the Notes by an amount equal to the excess of (A) the principal that would have accreted on the Notes at a rate of 15% per annum between the Reset Date and the redemption date over (B) the principal accreted on the Notes between the Reset Date and the redemption date.

     (f)   As promptly as practicable following the Reset Determination Date,

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

           (i) the Calculation Agent, Firms or Final Firm, as the case may be, shall notify the Issuer and the Trustee of the Reset Accretion Rate;

           (ii) the Issuer shall execute, and cause the Trustee to authenticate and deliver to the Holders or the Depository, the Reset Notes in exchange for the Notes outstanding immediately prior to Reset Determination Date (the "Old Notes"); and

           (iii) the Trustee shall notify all Holders and the Depositary of the occurrence of the determination of the Reset Accretion Rate and upon receipt of an Old Note from any Holder or the Depositary, the Trustee shall cancel such Old Note and shall deliver a Reset Note to such Holder or the Depositary in an appropriate principal amount at maturity in exchange therefor.

     (g) From and after the Reset Determination Date, all references in this Indenture to the term "Notes" shall be deemed to refer to the Reset Notes and the Reset Notes shall be governed by and construed in accordance with this Indenture.

     (h) From and after Reset Determination Date, the Old Notes shall become null and void, and the Issuer shall have no obligation with respect thereto, other than the obligation to execute and deliver the Reset Notes in exchange therefor.

     (i) Upon issuance of the Reset Notes, the Accreted Value thereof shall be determined as if they had been issued on the Reset Date.

     (j) By acceptance of an Old Note, each Holder consents to the exchange of Reset Notes for the Old Notes and such Holder acknowledges and agrees that (x) the interest rate, Accreted Value and/or the principal amount of the Reset Notes may be less than the interest rate, Accreted Value and/or principal amount of the Old Notes and (y) no additional consideration shall be payable by the Issuer in respect of any Old Note upon exchange for Reset Notes.

     (k) No action taken by the Issuer pursuant to this Section 2.13 and no difference between the aggregate principal amount of the Reset Notes and the Old Notes shall be deemed to be a default under or to otherwise result in a breach of, this Indenture.

     (l) Contemporaneously with the issuance of the Reset Notes pursuant to this Section 2.13, the Issuer and the Trustee may, without the approval of the Holders, amend and restate this Indenture to delete references to the Old Notes and to the exchange of Reset Notes for the Old Notes, so that this Indenture reads as if the Reset Notes had been issued on the Issue Date.

                                  ARTICLE III
                           REDEMPTION AND PREPAYMENT

Section 3.01     Notices to Trustee.

     If the Issuer elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate from the Issuer setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

Section 3.02     Selection of Notes to Be Redeemed.

     If less than all of the Notes are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Notes to be redeemed or purchased among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

     The Trustee shall promptly notify the Issuer in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03     Notice of Redemption.

     Subject to the provisions of Section 3.09, at least 30 days but not more than 60 days before a redemption date, the Issuer shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

     The notice shall identify the Notes to be redeemed and shall state:

     (a)     the redemption date;

     (b)     the redemption price;

     (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

     (d)   the name and address of the Paying Agent;

     (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

     (f) that, unless the Issuer defaults in making such redemption payment, Notes (or portions thereof) called for redemption shall cease to accrue interest or cease to accrete value, as the case may be, on and after the redemption date;

     (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed;

     (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes; and

     (i) whether the redemption is conditioned upon the occurrence of any events and a description of such conditions.

     At the Issuer's request, the Trustee shall give the notice of redemption in the Issuer's name and at the Issuer's expense; provided, however, that the Issuer shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04     Effect of Notice of Redemption.

     Once notice of redemption is mailed in accordance with Section 3.03 and subject to any conditions set forth in such notice of redemption in accordance with Section 3.03(i), Notes called for redemption shall become due and payable on the redemption date at the redemption price stated in such notice. Upon surrender to the Paying Agent and upon expiration of any conditions set forth in the notice of redemption in accordance with Section 3.03(i), such Notes shall be paid at the redemption price stated in such notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

Section 3.05     Deposit of Redemption Price.

     At or prior to 10:00 a.m., New York City time, on the redemption date, the Issuer shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date , other than Notes or portions of Notes called for redemption on such date which have been delivered by the Issuer to the Trustee for cancellation. The Trustee or the Paying Agent shall promptly return to the Issuer any money deposited with the Trustee or the Paying Agent by the Issuer in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

     If the Issuer complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption or such Notes (or portions thereof) shall cease to accrete in value, as the case may be, and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price on the redemption date. If a
Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date.

Section 3.06     Notes Redeemed in Part.

     Upon surrender of a Note that is redeemed in part, the Issuer shall issue and, upon the Issuer's written request, the Trustee shall authenticate for the Holder at the expense of the Issuer a new Note equal in Accreted Value to the unredeemed portion of the Note surrendered.

Section 3.07    Optional Redemption.

     (a) At any time on or prior to June 30, 2004, the Issuer shall have the option to redeem the Notes, in whole or in part, at the option of the Issuer, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the Accreted Value as of the redemption date of the Notes to be redeemed. From July 1, 2004 until (and including) the Reset Date, the Issuer shall not have the option to redeem the Notes pursuant to this Section 3.07. Thereafter, the Issuer shall have the option to redeem the Reset Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of the Accreted Value as of the redemption date) set forth below if redeemed during the periods indicated below:

     Dates                                Percentages
     -----                                -----------
     October 1, 2004 - June 30, 2005      100 + (1/2 x Reset Accretion Rate)%
     July 1, 2005 - June 30, 2006         100 + (1/3 x Reset Accretion Rate)%
     July 1, 2006 - June 30, 2007         100 + (1/6 x Reset Accretion Rate)%
     July 1, 2007 and thereafter          100.000%


     (b) Any redemption pursuant to this Section 3.07 or Section 4.09 or 4.13 shall be made pursuant to the provisions of Section 3.01 through 3.06.

Section 3.08     Mandatory Redemption.

     Except as otherwise provided in Sections 4.09 and 4.13 below, the Issuer shall not be required to make mandatory redemption payments with respect to the Notes.

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

Section 3.09     Offer to Purchase by Application of Excess Proceeds.

     In the event that the Issuer shall be required to commence a Net Proceeds Offer pursuant to Section 4.09, it shall follow the procedures specified below.

     Subject to the deferral right set forth in the last sentence of Section 4.09(a), each notice of a Net Proceeds Offer pursuant to this Section 3.09 shall be mailed, by first-class mail, by the Company to Holders of Notes at their last registered address not more than 30 days following the Net Proceeds Offer Trigger Date, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Net Proceeds Offer and shall state the following terms:

     (a) that the Net Proceeds Offer is being made pursuant to Section 3.09 of the Indenture, that all Notes tendered will be accepted for payment; provided, however, that if the aggregate Accreted Value of Notes tendered in a Net Proceeds Offer plus accrued interest, if any, at the expiration of such offer exceeds the aggregate amount of the Net Proceeds Offer, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000 or multiples thereof shall be purchased) and that the Net Proceeds Offer shall remain open for a period of 20 Business Days or such longer periods as may be required by law;

     (b) the purchase price (including the amount of accrued interest, if any) and the Net Proceeds Offer Payment Date (which shall be not less than 30 nor more than 45 days following the applicable Net Proceeds Offer Trigger Date and which shall be at least five Business Days after the Trustee receives notice thereof from the Company);

     (c)    that any Note not tendered will continue to accrete in value;

     (d) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Net Proceeds Offer shall cease to accrete in value after the Net Proceeds Offer Payment Date;

     (e) that Holders electing to have a Note purchased pursuant to a Net Proceeds Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Net Proceeds Offer Payment Date;

     (f) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the second Business Day prior to the Net Proceeds Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the Accreted Value of the Notes the holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased; and

     (g) that Holders whose Notes are purchased only in part will be issued new Notes equal in Accreted Value to the unpurchased portion of the Note surrendered; provided, however, that

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

each Note purchased and each new Note issued shall be in denominations of $1,000 or integral multiples thereof.

     On or before the Net Proceeds Offer Payment Date, the Company shall (i) accept for payment Notes or portions thereof (in integral multiples of $1,000) validly tendered pursuant to the Net Proceeds Offer, (ii) deposit with the Paying Agent in accordance with Section 3.05 U.S. Legal Tender sufficient to pay the purchase price plus accrued and unpaid interest, if any, of all Notes to be purchased and (iii) deliver to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof being purchased by the Company. Upon receipt by the Paying Agent of the monies specified in clause
(ii) above and a copy of the Officers' Certificate specified in clause (iii) above, the Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price plus accrued and unpaid interest, if any, out of the funds deposited with the Paying Agent in accordance with the preceding sentence. The Trustee shall promptly authenticate and mail to such Holders new Notes equal in Accreted Value to any unpurchased portion of the Notes surrendered. Upon the payment of the purchase price for the Notes accepted for purchase, the Trustee shall return the Notes purchased to the Company for cancellation. Any monies remaining after the purchase of Notes pursuant to a Net Proceeds Offer shall be returned within three Business Days by the Trustee to the Company except with respect to monies owed as obligations to the Trustee pursuant to Article Seven. For purposes of this Section 3.09, the Trustee shall act as the Paying Agent.

     To the extent the amount of Notes tendered pursuant to any Net Proceeds Offer is less than the amount of Net Proceeds subject to such Net Proceeds Offer, the Company may use any remaining portion of such Net Proceeds not required to fund the repurchase of tendered Notes for general corporate purposes and such Net Proceeds Offer Amount shall be reset to zero.

     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such rule, laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent the provisions of any securities laws and regulations conflict with the provisions of this Indenture relating to a Net Proceeds Offer, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations relating to such Net Proceeds Offer by virtue thereof.

     Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

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                                  ARTICLE IV
                                   COVENANTS

Section 4.01     Payment of Notes.

     The Issuer shall pay or cause to be paid the Accreted Value of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Accreted Value, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Issuer or a Subsidiary thereof, holds as of 10:00 a.m. New York City time on the due date money deposited by the Issuer in immediately available funds and designated for and sufficient to pay all Accreted Value, premium, if any, and interest then due.

     Notwithstanding anything to the contrary contained in this Indenture, the Issuer may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from Accreted Value, premium or interest payments hereunder.

Section 4.02     Maintenance of Office or Agency.

     The Issuer shall maintain in the Borough of Manhattan in the City of New York an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan in the City of New York for such purposes. The Issuer shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 4.03     Reports.

     Whether or not required by the Commission, so long as any Notes are outstanding, after the date on which the Company's registration statement to be filed under the Registration Rights Agreement becomes effective under the Securities Act, the Company will furnish to the Trustee and the Holders of the Notes, within the time periods specified in the Commission's rules and regulations:

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

     (a) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants; and

     (b) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.

     If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes or schedules thereto and in "Management's Discussion and Analysis of Financial Condition and Results of Operations", of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

     In addition, whether or not required by the Commission, the Company will file a copy of all the information and reports referred to in clauses (a) and
(b) above with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

Section 4.04     Compliance Certificate.

     (a) The Company shall deliver to the Trustee, within 120 days after the end of each of the Company's fiscal years, an Officers' Certificate stating that a review of its activities and the activities of its Restricted Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such officer signing such certificate, that to the best of his knowledge at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

     (b)    The annual financial statements delivered to the Trustee pursuant to
Section 4.03 shall be accompanied by a written report of the Company's independent accountants that in conducting their audit of the financial statements which are a part of such annual report or such annual financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article Four, Five or Six insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

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

     (c) So long as any of the Notes are outstanding (i) if any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Notes, the Company shall deliver to the Trustee as soon as practicable by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action.

Section 4.05     Taxes.

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Restricted Subsidiaries or properties of it or any of its Restricted Subsidiaries and (ii) all material lawful claims for labor, materials, supplies and services that, if unpaid, might by law become a Lien upon the property of it or any of its Restricted Subsidiaries; except for such noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Restricted Subsidiaries taken as a whole; provided, however, that there shall not be required to be paid or discharged any such tax, assessment or charge, the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Holders.

Section 4.06     Stay, Extension and Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the Accreted Value of, premium or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the obligations or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.07     Restricted Payments.

     The Company shall not make any Investment unless it is a Permitted Investment. In addition, the Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

     (a) declare or pay any dividend or make any other payment or distribution on account of the Company's Equity Interests or to the direct or indirect holders of the Company's Equity Interests in their capacity as such (other than (x) dividends or distributions payable to a Wholly

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

Owned Restricted Subsidiary of the Company and (y) dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company);

     (b) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company; or

     (c) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Notes (other than the Notes), except a payment of interest or principal at the Stated Maturity thereof (all such payments and other actions set forth in clauses (a) through (c) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted
Payment:

                  (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                  (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the fiscal quarter in which such payment is made, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.08; and

                  (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and each of its Restricted Subsidiaries after the date of this Indenture (including Restricted Payments permitted by clauses (1) and (2) of the next succeeding paragraph), shall not exceed, at the date of determination, the sum of:

                       (a) an amount equal to 50% of Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of this Indenture to the end of the Company's most recently ended full fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income of the Company for such period is a deficit, less 100% of such deficit), plus

                       (b)      an amount equal to 100% of Capital Stock Sale
                  Proceeds.

     The preceding provisions shall not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

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

          (2) the redemption, repurchase, retirement, defeasance or other acquisition of any Equity Interests of the Company in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock);

          (3) the defeasance, redemption, repurchase or other acquisition of any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes either (i) solely in exchange for Equity Interests (other than Disqualified Stock) of the Company or (ii) through the application of net proceeds of a substantially concurrent sale or incurrence for cash (other than to a Subsidiary of the Company) of (A) Equity Interests (other than Disqualified Stock) of the Company or (B) Permitted Refinancing Indebtedness;

          (4)    payments under the Tax Sharing Agreement;

          (5) the payment of consideration by a third party to equity holders of the Company; and

          (6) payments made in connection with a Buyout Transaction and payments in respect of Buyout Indebtedness.

     The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or any of its Restricted Subsidiaries pursuant to the Restricted Payment.

Section 4.08     Incurrence of Indebtedness and Issuance of Disqualified Stock.

     The Company shall not create, incur, issue, assume, guarantee or otherwise become liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt), other than Permitted Debt that the Company is permitted to incur in clauses (2), (3), (6), 7(b), (8), (9),
(13), (17), (18), (24) and (25) of the definition of Permitted Debt below, unless the Company's Consolidated Fixed Charge Coverage Ratio would have been greater than 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred at the beginning of the most recently ended fiscal quarter.

     The Company shall not permit the Operating Company or any of its Restricted Subsidiaries to incur any Indebtedness (including Acquired Debt), other than Permitted Debt unless the Operating Company's Consolidated Fixed Charge Coverage Ratio would have been greater than 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred at the beginning of the most recently ended fiscal quarter.

     "Permitted Debt" includes any of the following items of Indebtedness:

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

           (1) the incurrence by Company's Restricted Subsidiaries of Indebtedness under the Credit Facilities; provided that the aggregate principal amount of all Indebtedness of the Company's Restricted Subsidiaries outstanding under all Credit Facilities after giving effect to such incurrence does not exceed an amount equal to $2.4 billion at any one time outstanding less the amount of any payments made under the Credit Facilities with the Net Proceeds of any Asset Sale (which are accompanied by a corresponding permanent commitment reduction) pursuant to Section 4.09(a)(iii)(A), but in no event shall such permitted amount be less than $1 billion;

           (2) the incurrence by the Company and its Restricted Subsidiaries of Existing Indebtedness (other than the Credit Facilities);

           (3) the incurrence on the Issue Date by the Company of Indebtedness represented by the Notes and the Senior Notes;

           (4) the incurrence by the Company's Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations not to exceed $35 million at any time outstanding;

           (5) mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement, and migration) of any assets for use in a Related Business of any of the Company's Restricted Subsidiaries, in an aggregate principal amount not to exceed $35 million at any time outstanding;

           (6) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, in whole or in part, Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under either of the first two paragraphs of this covenant or clauses (2) or (3) of this paragraph;

           (7) (a) the incurrence by a Restricted Subsidiary of the Company of Indebtedness to the Company or to a Restricted Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Restricted Subsidiary of the Company, in each case subject to no Lien held by a Person other than the Company or a Restricted Subsidiary of the Company (other than the pledge of intercompany notes under the Credit Facilities); provided that if as of any date any Person other than the Company or a Restricted Subsidiary of the Company owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness (other than the pledge of intercompany notes under the Credit Facilities), such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness;

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

                 (b) the incurrence by the Company of Indebtedness to a Restricted Subsidiary for so long as such Indebtedness is held by a Restricted Subsidiary, in each case subject to no Lien (other than Liens securing intercompany notes pledged under the Credit Facilities); provided that if as of any date any Person other than a Restricted Subsidiary of the Company owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness (other than pledges securing the Credit Facilities), such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the Company;

           (8) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations; provided, that no Hedging Obligations that are incurred for the purpose providing protection against fluctuations in interest rates shall constitute "Permitted Debt" unless they relate to Indebtedness that is permitted by the terms of this Indenture to be outstanding;

           (9) guarantees by the Company or a Subsidiary of Indebtedness incurred by the Company or a Subsidiary so long as the incurrence of such Indebtedness by the Company or any such Subsidiary is otherwise permitted by the terms of this Indenture;

           (10) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within two Business Days of incurrence;

           (11) the incurrence by the Company's Restricted Subsidiaries of Indebtedness represented by letters of credit or bonds for the account of such Restricted Subsidiary in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

           (12) the incurrence by the Company's Restricted Subsidiaries of Indebtedness under the Overdraft Facility incurred in the ordinary course of business, not to exceed $80 million in the aggregate at any time outstanding;

           (13) the incurrence by the Company or any of its Subsidiaries of Indebtedness arising from agreements of the Company or a Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred in connection with the disposition of any business, assets or Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; provided that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and the Subsidiary in connection with such disposition;

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

          (14) Indebtedness of Foreign Subsidiaries that are Restricted Subsidiaries to the extent that the aggregate outstanding amount of Indebtedness incurred by such Foreign Subsidiaries under this clause (14) does not exceed at any one time an amount equal to the sum of (A) 80% of the consolidated book value of the accounts receivable of all Foreign Subsidiaries and (B) 60% of the consolidated book value of the inventory of all Foreign Subsidiaries;

          (15) the incurrence by the Company's Restricted Subsidiaries of subordinated Indebtedness to BASF Corporation or one or more of its Affiliates pursuant to Section 10 of the BASF Agreement in an aggregate amount not to exceed $50 million;

          (16) the incurrence by the Company's Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount at any time outstanding, not to exceed $50 million;

          (17) the accretion or amortization of original issue discount and the write up of Indebtedness in accordance with purchase accounting;

          (18) the incurrence by the Company of additional Indebtedness, if any, upon the issuance of the Reset Notes;

          (19) Obligations in respect of performance bonds and completion, guarantee, surety and similar bonds provided by the Company's Restricted Subsidiaries in the ordinary course of business;

          (20) the incurrence by a Securitization Entity of Indebtedness in a Qualified Securitization Transaction that is not recourse to the Company or any Subsidiary of the Company (except for Standard Securitization Undertakings);

          (21) Indebtedness of the Company's Restricted Subsidiaries to a Huntsman Affiliate or an ICI Affiliate constituting Subordinated Indebtedness;

          (22) Indebtedness consisting of take-or-pay obligations contained in supply agreements entered into in the ordinary course of business;

          (23) Indebtedness of the Company's Restrictive Subsidiaries to any of the Company's Restricted Subsidiaries incurred in connection with the purchase of accounts receivable and related assets by such Restricted Subsidiaries from any such Subsidiary which assets are subsequently conveyed by the Company to a Securitization Entity in a Qualified Securitization Transaction;

          (24) the incurrence by the Company of additional Indebtedness, if any, pursuant to the Registration Rights Agreement as a result of Additional Interest;

          (25) the incurrence by the Company or any of its Restricted Subsidiaries of Buyout Indebtedness; and

          (26) the incurrence on the Issue Date by the Operating Company of Indebtedness represented by its 10.125% Senior Subordinated Notes due 2009 or any notes exchanged therefore.

     For purposes of determining compliance with this Section 4.08, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (26) above, or is entitled to be incurred pursuant to the first or second paragraph of this covenant, the Company shall be permitted to classify and from time to time to reclassify such item of Indebtedness on the date of its incurrence in any manner that complies with this covenant. For avoidance of doubt, Indebtedness incurred pursuant to a single agreement, instrument, program, facility or line of credit may be classified as Indebtedness arising in part under one of the clauses listed above, and in part under any one or more of the clauses listed above, to the extent that such Indebtedness satisfies the criteria for such clauses.

Section 4.09     Limitation on Asset Sales.

     (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Board of the Company); (ii) at least 75% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash, Cash Equivalents or Foreign Cash Equivalents (provided that the amount of any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets shall be deemed to be cash for purposes of this provision) and is received at the time of such disposition; and (iii) upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Proceeds relating to such Asset Sale on or prior to the Net Proceeds Offer Trigger Date either (A) to prepay any Indebtedness of a Restricted Subsidiary and, in the case of any such Indebtedness under any revolving credit facility, effect a permanent reduction in the availability under such revolving credit facility, provided that, with respect to the Credit Facilities, no such permanent reduction shall be required to the extent such reduction would decrease the amount available under the Credit Facilities to an amount below $1 billion, (B) to either (x) make an investment in or expenditures for properties and assets (including Capital Stock of any entity) that replace the properties and assets that were the subject of such Asset Sale or in properties and assets (including Capital Stock of any entity) that will be used in the business of the Company and its Subsidiaries as existing on the Issue Date or in businesses reasonably related thereto ("Replacement Assets") or (y) the acquisition of all of the capital stock or assets of any Person or division conducting a business reasonably related to that of the Company or its Subsidiaries or (C) a combination of prepayment, repurchase and investment permitted by the foregoing clauses (iii)(A), (iii)(B) and (iii)(C). After the Net Proceeds Offer Trigger Date, such aggregate amount of Net Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clauses (iii)(A), (iii)(B) and (iii)(C) of the next preceding sentence (each a "Net Proceeds Offer Amount") shall be applied by the Company or such Restricted Subsidiary to make an offer to purchase (the "Net Proceeds Offer") on a date (the "Net Proceeds Offer Payment Date") not less than 30 nor more than 45 days following the applicable Net Proceeds Offer Trigger Date, from all Holders and all holders of Indebtedness that is pari passu with the Notes containing provisions requiring offers to purchase with the proceeds of sales of assets, on a pro rata basis, that amount of Notes equal to the Net Proceeds Offer Amount at a price equal to 100% of the Accreted Value of the Notes to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase; provided, however, that if at any time any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Proceeds thereof shall be applied in accordance with this Section 4.09 and the procedures specified in Section
3.09. The Company shall not be required to make a Net Proceeds Offer until there is an aggregate unutilized Net Proceeds Offer Amount equal to or in excess of $30 million resulting from one or more Asset Sales, at which time, the unutilized Net Proceeds Offer Amount, shall be applied as required pursuant to this paragraph; provided, however, that the first $30 million of Net Proceeds Offer Amount need not be applied as required pursuant to this paragraph.

     (b) In the event of the transfer of substantially all (but not all) of the property and assets of the Company and its Restricted Subsidiaries as an entirety to a Person in a transaction permitted under Section 5.01 and as a result thereof the Company is no longer an obligor on the Notes, the successor corporation shall be deemed to have sold the properties and assets of the Company and its Restricted Subsidiaries not so transferred for purposes of this
Section 4.09, and shall comply with the provisions of this covenant with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such properties and assets of the Company or its Restricted Subsidiaries deemed to be sold shall be deemed to be Net Proceeds for purposes of this Section 4.09.

     (c) Notwithstanding the two immediately preceding paragraphs, the Company and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with such paragraphs to the extent (i) at least 80% of the consideration for such Asset Sale constitutes Replacement Assets and (ii) such Asset Sale is for fair market value; provided, however, that any consideration not constituting Replacement Assets received by the Company or any of its Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph shall constitute Net Proceeds subject to the provisions of the two preceding paragraphs.


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Section 4.10     Transactions with Affiliates.

     (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under paragraph
(b) below and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Restricted Subsidiary. Each Affiliate Transaction (and each series of related Affiliate Transactions which are similar or part of a common plan) that involves an aggregate fair market value of more than $5.0 million shall be approved by the Board of the Company or such Restricted Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such Board has determined that such transaction complies with the foregoing provisions. If the Company or any Restricted Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value of more than $10.0 million, the Company or such Restricted Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company or the relevant Restricted Subsidiary, as the case may be, from a financial point of view, from an Independent Financial Advisor and file the same with the Trustee.

     (b) The restrictions set forth in clause (a) shall not apply to (i) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Board of the Company or senior management; (ii) transactions exclusively between or among the Company and any of its Restricted Subsidiaries or exclusively between or among such Restricted Subsidiaries, provided such transactions are not otherwise prohibited by this Indenture; (iii) any agreement as in effect as of the Issue Date or contemplated by the Contribution Agreement, or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) or in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement; (iv) Permitted Investments and Restricted Payments made in compliance with this Indenture; (v) transactions between or among any of the Company, any of its Subsidiaries and any Securitization Entity in connection with a Qualified Securitization Transaction, in each case provided that such transactions are not otherwise prohibited by this Indenture; (vi) transactions with distributors or other purchases or sales of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Indenture which when taken together are fair to the Company or the Restricted Subsidiaries as applicable, in the reasonable determination of the Board of the Company or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; (vii) any Buyout Transaction; (viii) the incurrence by the Company and/or any of its Restricted Subsidiaries of any Buyout Indebtedness; and (ix) any agreement, consent or waiver entered into or granted, or


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any action taken, necessary or advisable to facilitate any Buyout Transaction and any related transaction or any Buyout Indebtedness.

Section 4.11     Liens.

     The Company shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind upon any of its assets or properties, except Permitted Liens.

Section 4.12     Existence.

     Except as otherwise permitted by Article Five, the Company shall do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its limited liability company or other existence and the corporate or other existence of each of its Restricted Subsidiaries in accordance with the respective organizational documents of each such Restricted Subsidiary and the material rights (charter and statutory) and franchises of the Company and each such Restricted Subsidiary; except for such noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Restricted Subsidiaries taken as a whole.

Section 4.13     Repurchase at the Option of Holders upon a Change of Control.

     (a) Upon the occurrence of a Change of Control, each Holder will have the right to require that the Company purchase all or a portion (in a principal amount equal to $1,000 or an integral multiple thereof) of such Holder's Notes in cash pursuant to the offer described below (the "Change of Control Offer"), at a purchase price equal to 101% of the Accreted Value thereof plus accrued and unpaid interest, if any, as of the date of purchase.

     (b) Prior to the mailing of the notice referred to below, but in any event within 30 days following any Change of Control, the Company covenants to
(i) repay in full and terminate all commitments under Indebtedness under the Credit Facilities the terms of which require repayment upon a Change of Control or offer to repay in full and terminate all commitments under all Indebtedness under the Credit Facilities and to repay the Indebtedness owed to each lender which has accepted such offer or (ii) obtain the requisite consents under the Credit Facilities to permit the repurchase of the Notes as provided below. The Company shall first comply with the covenant in the immediately preceding sentence before it shall be required to repurchase Notes pursuant to the provisions described below. The Company's failure to comply with the covenant described in the immediately preceding sentence shall be governed by clause (c), and not clause (b), of Section 6.01.

     (c) Within 30 days following the date on which a Change of Control occurs (the "Change of Control Date"), the Company shall send, by first class mail, postage prepaid, a notice to each Holder of Notes at their last registered address and the Trustee, which notice shall govern the terms of the Change of Control Offer. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Change of Control Offer. Such notice shall state:

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

          (1) that the Change of Control Offer is being made pursuant to Section
     4.13 of the Indenture and that all Notes validly tendered and not withdrawn will be accepted for payment;

          (2) the purchase price (including the amount of accrued interest, if any) and the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

          (3) that any Note not tendered will continue to accrete in value;

          (4) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrete in value after the Change of Control Payment Date;

          (5) that Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent and Registrar for the Notes at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

          (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the second Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing such Holder's election to have such Note purchased;

          (7) that Holders whose Notes are purchased only in part will be issued new Notes equal in Accreted Value to the unpurchased portion of the Notes surrendered; provided, however, that each Note purchased and each new Note issued shall be in denominations of $1,000 or integral multiples thereof; and

          (8) the circumstances and relevant facts regarding such Change of Control.

     (d)    On or before the Change of Control Payment Date, the Company shall
(i) accept for payment Notes or portions thereof (in integral multiples of $1,000) validly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent by 11:00 a.m. New York City Time U.S. Legal Tender sufficient to pay the purchase price plus accrued and unpaid interest, if any, of all Notes to be purchased and (iii) deliver to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof being purchased by the Company. Upon receipt by the Paying Agent of the monies specified in clause (ii) above and a copy of the Officers' Certificate specified in clause (iii) above, the Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price plus accrued and


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

unpaid interest, if any, out of the funds deposited with the Paying Agent in accordance with the preceding sentence. The Trustee shall promptly authenticate and mail or cause to be transferred by book-entry to such Holders new Notes equal in Accreted Value to any unpurchased portion of the Notes surrendered. Upon the payment of the purchase price for the Notes accepted for purchase, the Trustee shall return the Notes purchased to the Company for cancellation. Any monies remaining after the purchase of Notes pursuant to a Change of Control Offer shall be returned within three Business Days by the Trustee to the Company except with respect to monies owed as obligations to the Trustee pursuant to Article Seven. For purposes of this Section 4.13, the Trustee shall act as the Paying Agent.

     (e) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such rule, laws and regulations are applicable in connection with the purchase of the Notes pursuant to a Change of Control Offer. To the extent the provisions of any securities laws and regulations conflict with the provisions of this Indenture relating to a Change of Control Offer, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations relating to such Change of Control Offer by virtue thereof.

Section 4.14    Intermediate Holding Company Indebtedness or Disqualified Stock.

     The Company shall not permit any intermediate holding company or similar entity between the Company and the Operating Company to incur any Indebtedness or issue any Disqualified Stock.

Section 4.15    Conduct of Business.

     The Company and its Restricted Subsidiaries (other than a Securitization Entity) will not engage in any businesses which are not the same, similar or related to the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date, except to the extent that after engaging in any new business, the Company and its Restricted Subsidiaries, taken as a whole, remain substantially engaged in similar lines of business as are conducted by them on the Issue Date.

Section 4.16    Limitation on Preferred Stock of Restricted Subsidiaries.

     The Company will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or to a Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Restricted Subsidiary of the Company) to own any Preferred Stock of any Restricted Subsidiary of the Company; provided, however, that (i) Class A Shares and Class B Shares may be issued pursuant to the terms of the Contribution Agreement; (ii) any Person which is not a Restricted Subsidiary of the Company may issue Preferred Stock to equity holders of such Person in exchange for equity interests if after such issuance such Person becomes a Restricted Subsidiary; and (iii) Tioxide Southern Africa (Pty) Limited may issue Preferred Stock to its equity holders in exchange for its equity interests.


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

Section 4.17     Prohibition on Incurrence of Senior Subordinated Debt.

     The Company will not incur or suffer to exist Indebtedness that by its terms is senior in right of payment to the Notes and subordinate in right of payment to any other Indebtedness of the Company.

                                   ARTICLE V
                                  SUCCESSORS


Section 5.01     Merger, Consolidation or Sale of Assets.

     (a) The Issuer may not directly or indirectly: (i) consolidate or merge with or into another Person (whether or not the Issuer is the surviving company); or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person; unless:

          (1) either (i) the Issuer is the surviving company, or (ii) the Person formed by or surviving any such consolidation or merger (if other than the Issuer) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made (x) is a Person organized or existing under the laws of the United States, any state thereof, the District of Columbia, England or any country that is a member of the European Union and
     (y) shall expressly assume (pursuant to agreements in form and substance reasonably satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the Accreted Value of the Notes and the performance of every covenant of the Notes, this Indenture and the Registration Rights Agreement on the part of the Company to be performed or observed, as the case may be;

          (2) immediately after such transaction no Default or Event of Default exists; and

          (3) immediately after giving effect to such transaction and the assumption contemplated by clause (1)(ii)(y) above (including giving effect to any Indebtedness (including Acquired Debt) incurred or anticipated to be incurred in connection with or in respect of such transaction), the Issuer
     (i) shall have Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Issuer immediately prior to such transaction and (ii) shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the Consolidated Fixed Charge Coverage Ratio Test set forth in the first paragraph of Section 4.08; provided, however, that this clause (3) shall not apply to any merger or consolidation consummated in connection with or pursuant to any Buyout Transaction.

     (b) The Issuer may not permit any Restricted Subsidiary to directly or indirectly: (i) consolidate or merge with or into another Person (whether or not such Restricted Subsidiary is


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

the surviving company); or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person; unless:

          (1) if the Operating Company is a party to such transaction, either
     (i) the Operating Company is the surviving company, or (ii) the Person formed by or surviving any such consolidation or merger (if other than the Operating Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof, or the District of Columbia;

          (2) immediately after such transaction no Default or Event of Default exists; and

          (3) immediately after giving effect to such transaction (including giving effect to any Indebtedness (including Acquired Debt) incurred or anticipated to be incurred in connection with or in respect of such transaction), the Operating Company shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Debt) pursuant to Section 4.08.

     (c) In addition, the Company may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

     (d) This Section 5.01 shall not apply to (x) a sale, assignment, transfer, conveyance or other disposition of assets between or among the Company and any of its Wholly Owned Restricted Subsidiaries or (y) any merger of the Company or any Restricted Subsidiary with or into any Wholly Owned Restricted Subsidiary or any transaction that results in the conversion of the Company from a limited liability company to a corporation under the laws of the State of Delaware or any other state of the United States. Subject to the immediately preceding sentence but notwithstanding anything else in this Section 5.01 to the contrary, any transaction characterized as a merger under applicable state law where each of the constituent entities survives, shall not be treated as a merger for purposes of this covenant, but shall instead be treated as (x) an Asset Sale, if the result of such transaction is the transfer of assets by the Company or a Restricted Subsidiary, or (y) an Investment, if the result of such transaction is the acquisition of assets by the Company or a Restricted Subsidiary.

Section 5.02     Successor Corporation Substituted.

     Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Issuer in accordance with Section 5.01(a), the successor Person formed by such consolidation or into which the Issuer is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named therein as the Issuer, and (except in the case of a lease) the Company shall be released from the obligations under the Notes and this


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Indenture, except with respect to any obligations that arise from, or are related to, such transaction.

                                  ARTICLE VI
                             DEFAULTS AND REMEDIES


Section 6.01  Events of Default.

     Each of the following shall be an "Event of Default":

     (a) the failure to pay interest on the Notes when the same becomes due and payable and such Default continues for a period of 30 days;

     (b) the failure to pay Accreted Value on any Notes, when such Accreted Value becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer);

     (c) a default in the observance or performance of any other covenant or agreement contained in this Indenture, which default continues for a period of 60 days after the Company receives written notice thereof specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the Accreted Value of the Notes outstanding (except in the case of a default with respect to Section 5.01, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

     (d) the failure to pay at the final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company or the acceleration of the final stated maturity of any such Indebtedness if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $25 million or more at any time and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such final maturity or acceleration;

     (e) one or more judgments in an aggregate amount in excess of $25.0 million (which are not covered by third party insurance as to which the insurer has not disclaimed coverage) shall have been rendered against the Company or any of its Restricted Subsidiaries and such judgment or judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and nonappealable;

     (f) the Company or any Restricted Subsidiary which is also a Significant Subsidiary (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a custodian of it or


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

for substantially all of its property, (D) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it or (E) makes a general assignment for the benefit of its creditors; or

     (g) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company or any Restricted Subsidiary which is also a Significant Subsidiary in an involuntary case or proceeding under any Bankruptcy Law, which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company or any Significant Subsidiary, (B) appoint a custodian of the Company or any Significant Subsidiary or for substantially all of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days.

Section 6.02     Acceleration.

     (a) If an Event of Default (other than an Event of Default specified in Section 6.01(f) or (g) with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in aggregate Accreted Value of the outstanding Notes may declare the Default Amount of all the Notes, together with all accrued and unpaid interest, to be due and payable by notice in writing to the Company and, in the case of an acceleration notice from the Holders of at least 25% in aggregate Accreted Value of the outstanding Notes, the Trustee, specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice"), and the same shall become immediately due and payable. If an Event of Default specified in Section 6.01(f) or (g) with respect to the Company occurs and is continuing, then such amount will ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes.

     (b) At any time after a declaration of acceleration with respect to the Notes as described in the preceding paragraph, the Holders of a majority in Accreted Value of the Notes then outstanding (by notice to the Trustee) may rescind and cancel such declaration and its consequences if (i) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, (ii) all existing Events of Default have been cured or waived except nonpayment of Accreted Value of or interest on the Notes that has become due solely by such declaration of acceleration, (iii) to the extent the payment of such interest is lawful, interest (at the same rate specified in the Notes) on overdue payments of Accreted Value or interest, which has become due other than by such declaration of acceleration, has been paid, (iv) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (v) in the event of the cure or waiver of a Default or Event of Default of the type described in Sections 6.01(f) and
(g), the Trustee has received an Officers' Certificate and Opinion of Counsel that such Default or Event of Default has been cured or waived and the Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

     Until the Full Accretion Date, the "Default Amount" as of a particular date shall equal the


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

Accreted Value of the Notes as of such date. On or after the Full Accretion Date, the "Default Amount" shall equal 100% of the principal amount thereof.

Section 6.03     Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of Accreted Value of, premium, if any, or accrued and unpaid interest, if any, on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

Section 6.04     Waiver of Existing Defaults.

     Subject to Sections 6.07 and 9.02, the Holders of a majority in Accreted Value of the Notes by notice to the Trustee may waive any existing Default or Event of Default and its consequences, except a Default in the payment of the Accreted Value of or interest on any Note as specified in clauses (a) and (b) of
Section 6.01.

Section 6.05     Control by Majority.

     Subject to Section 2.09, the Holders of a majority in aggregate Accreted Value of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, including, without limitation, any remedies provided for in Section 6.03. Subject to Section 7.01, however, the Trustee may, in its discretion, refuse to follow any direction that conflicts with any law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Holder (it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders) or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee, in its discretion, that is not inconsistent with such direction.

Section 6.06     Limitation on Suits.

     A Holder may not pursue any remedy with respect to this Indenture or the Notes unless:

     (a) the Holder gives to the Trustee notice of a continuing Event of Default;

     (b) Holders of at least 25% in aggregate Accreted Value of the then outstanding Notes make a written request to the Trustee to pursue the remedy;


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     (c)    such Holders offer to the Trustee indemnity or security against any loss, liability or expense to be incurred in compliance with such request which is satisfactory to the Trustee;

     (d) the Trustee does not comply with the request within 45 days after receipt of the request and the offer of satisfactory indemnity or security; and

     (e) during such 45-day period the Holders of a majority in aggregate Accreted Value of the then outstanding Notes do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

     A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

Section 6.07     Rights of Holders of Notes to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of Accreted Value of, premium and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08     Collection Suit by Trustee.

     If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Notes for the whole Accreted Value of, premium, if any, and interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest at the rate set forth in the Notes and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09     Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relating to the Company or any other obligor upon the Notes, any of their respective creditors or any of their respective property, and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. The Company's payment obligations under this Section 6.09


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

shall be secured in accordance with the provisions of Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10     Priorities.

     If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

          First: to the Trustee, its agents and attorneys for amounts due under Sections 6.09 and 7.07;

          Second: if the Holders are forced to proceed against the Company directly without the Trustee, to Holders for their collection costs;

          Third: to Holders for amounts due and unpaid on the Notes for Accreted Value, premium, if any, and interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Accreted Value, premium, if any, and interest, if any, respectively; and

          Fourth: to the Company or any other obligor on the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

     The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

Section 6.11     Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee or a suit by a Holder of a Note pursuant to Section 6.06 or 6.07.

Section 6.12     Expenses and Services After an Event of Default.

     When the Trustee incurs expenses or renders services after the occurrence of an Event of Default described in this Article VI, the expenses and compensation for services are intended to constitute expenses of administration under any bankruptcy law.


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                                  ARTICLE VII
                                    TRUSTEE

Section 7.01     Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)    Except during the continuance of an Event of Default:

            (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section 7.01.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have


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

offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or documents.

Section 7.02     Rights of Trustee.

     (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuer shall be sufficient if signed by an Officer of the Issuer.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

     (g) The Trustee shall not be charged with knowledge of any Default or Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Issuer or any Holder.

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Section 7.03     Individual Rights of Trustee.

     (a) The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11.

Section 7.04     Trustee's Disclaimer.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes or any money paid to the Issuer or upon the Issuer's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.05     Notice of Defaults.

     If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after the Trustee acquires knowledge thereof. Except in the case of a Default or Event of Default in payment of Accreted Value of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

Section 7.06     Reports by Trustee to Holders of the Notes.

     Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA (S) 313(a) (but if no event described in TIA (S) 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA (S) 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA (S) 313(c).

     A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA (S) 313(d). The Issuer shall promptly notify the Trustee when the Notes are listed on any stock exchange.


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

Section 7.07     Compensation and Indemnity.

     The Issuer shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Issuer shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Issuer (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuer or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its bad faith, negligence or willful misconduct. The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel. The Issuer need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of the Issuer under this Section 7.07 shall survive resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

     To secure the Issuer's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay Accreted Value and interest on particular Notes. Such Lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(f) or (g) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

     The Trustee shall comply with the provisions of TIA (S) 313(b)(2) to the extent applicable.

Section 7.08     Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

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     The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuer. The Holders of a majority in Accreted Value of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuer in writing. The Issuer may remove the Trustee if:

     (a)    the Trustee fails to comply with Section 7.10;

     (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

     (c) a custodian or public officer takes charge of the Trustee or its property; or

     (d)    the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuer shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in Accreted Value of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuer.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, or the Holders of at least 10% in Accreted Value of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuer's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

Section 7.09     Successor Trustee by Merger, etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.


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

Section 7.10     Eligibility; Disqualification.

     There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1), (2) and (5). The Trustee is subject to TIA (S) 310(b).

Section 7.11     Preferential Collection of Claims Against the Issuer.

     The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

                                 ARTICLE VIII
                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE


Section 8.01     Termination of the Company's Obligations.

     This Indenture will be Discharged and will cease to be of further effect and the obligations of the Company under the Notes and this Indenture shall terminate (except that the obligations under Sections 2.03 through 2.07, 7.01, 7.02, 7.07 and 7.08 and the rights, powers, trusts, duties and immunities of the Trustee hereunder shall survive the effect of this Article Eight) when (a) either (i) all Notes, theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or (ii) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for Accreted Value of, premium, if any, and interest on the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be; (b) the Company has paid all other sums payable under this Indenture by the Company; and (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with; provided, however, that such counsel may rely, as to matters of fact, on a certificate or certificates of officers of the Company.

     In addition, at the Company's option, either (a) the Company shall be deemed to have


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been Discharged from any and all obligations with respect to the Notes ("Legal
Defeasance") after the applicable conditions set forth below have been satisfied (except for the obligations of the Company under Sections 2.03, 2.04, 2.06, 2.07, 7.01, 7.02, 7.07 and this Section 8.01) or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 4.15 and 4.16 and
Section 5.01 and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Notes ("Covenant Defeasance") after the applicable conditions set forth below have been satisfied:

          (1) The Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust, for the benefit of the Holders cash in U.S. Legal Tender, U.S. Government Obligations or a combination thereof that, together with the payment of interest and premium thereon and Accreted Value in respect thereof in accordance with their terms, will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay all the Accreted Value of, premium, if any, and interest on the Notes on the dates such payments are due in accordance with the terms of such Notes, as well as the Trustee's fees and expenses; provided, however, that no deposits made pursuant to this Section 8.01(1) shall cause the Trustee to have a conflicting interest as defined in and for purposes of the TIA; and provided further, that, as confirmed by an Opinion of Counsel, no such deposit shall result in the Company, the Trustee or the trust becoming or being deemed to be an "investment company" under the Investment Company Act of 1940;

          (2) No Event of Default or Default with respect to the Notes shall have occurred and be continuing on the date of such deposit after giving effect to such deposit (other than a Default or Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Notes pursuant to this Article Eight) or insofar as Events of Default pursuant to Section 6.01(f) or (g) are concerned, at any time in the period ending on the 91st day after the date of deposit;

          (3) The Company shall have delivered to the Trustee an Opinion of Counsel, to the effect that (A) either (i) the Company has assigned all its ownership interest in the trust funds to the Trustee or (ii) the Trustee has a valid perfected security interest in the trust funds and (B) assuming no intervening bankruptcy of the Company between the date of the deposit and the 124th day following the perfection of a security interest in the deposit and that no Holder is an insider of the Company, after the 124th day following the perfection of a security interest in the deposit, the trust funds will not be subject to avoidance as a preference under Section 547 of the Federal Bankruptcy Code;

          (4) The Company shall have paid or duly provided for payment of all amounts then due to the Trustee pursuant to Section 7.07;

          (5) No such deposit will result in a Default under this Indenture or a breach or


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     violation of, or constitute a default under, any other instrument or material agreement to which the Company or any of its Subsidiaries is a party or by which it or its property is bound;

          (6) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

          (7) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (8) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; and

          (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent to Legal Defeasance or Covenant Defeasance, as the case may be, have been complied with.

     Notwithstanding the foregoing, the Opinion of Counsel required by subparagraph 7 above need not be delivered if all Notes not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable on the Maturity Date within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

Section 8.02     Acknowledgment of Discharge by Trustee.

     Subject to Section 8.05, after (i) the conditions of Section 8.01, have been satisfied and (ii) the Company has delivered to the Trustee an Opinion of Counsel, stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request of the Company shall acknowledge in writing the discharge of the Company's obligations under this Indenture except



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for those surviving obligations specified in this Article Eight.

Section 8.03     Application of Trust Money.

     The Trustee shall hold in trust Funds deposited with it pursuant to Section
8.01. It shall apply the Funds through the Paying Agent and in accordance with this Indenture to the payment of all the Accreted Value of, or premium, if any, and interest, if any, on the Notes.

Section 8.04     Repayment to the Company.

     The Trustee and the Paying Agent shall promptly pay to the Company any Funds held by them for the payment of all the Accreted Value of, or premium, if any, and interest, if any, that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent may, at the expense of the Company, cause to be published once in a newspaper of general circulation in the City of New York or mailed to each Holder, notice that such Funds remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such Funds then remaining will be repaid to the Company. After payment to the Company, Holders entitled to the Funds must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person and all liability of the Trustee and Paying Agent with respect to such Funds shall cease.

Section 8.05     Reinstatement.

     If the Trustee or Paying Agent is unable to apply any Funds by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.01 until such time as the Trustee or Paying Agent is permitted to apply all such Funds in accordance with Section 8.01; provided, however, that if the Company has made any payment of Accreted Value, or premium, if any, and interest, if any, on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from Funds held by the Trustee or Paying Agent.


                                  ARTICLE IX
                       AMENDMENT, SUPPLEMENT AND WAIVER


Section 9.01     Without Consent of Holders.

     The Company, when authorized by a Board Resolution, and the Trustee, together, may amend or supplement this Indenture or the Notes without the consent of any Holders:


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          (1) to cure any ambiguity, defect or inconsistency, so long as such change does not, in the opinion of the Trustee, adversely affect the rights of any of the Holders in any material respect;

          (2) to comply with Article Five;

          (3) to provide for uncertificated Notes in addition to or in place of certificated Notes;

          (4) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or

          (5) to make any other change that would provide any additional benefit or rights to the Holders or that does not adversely affect in any material respect the rights of any Holders hereunder (including by modifying or supplementing the Indenture in the event that the Senior Notes are redeemed or otherwise retired for value prior to the Reset Date, such that the modified or supplemented terms (including by deleting or modifying the subordination provisions of the Indenture) are not, taken as a whole, less favorable to the Holders than the terms of the Indenture;

provided, however, that the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that such amendment or supplement complies with the provisions of this Section 9.01.

Section 9.02     With Consent of Holders.

     Subject to Section 6.07, the Company, when authorized by a Board Resolution, and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in Accreted Value of the then outstanding Notes may make all other modifications, waivers and amendments of this Indenture or the Notes, except that, without the consent of each Holder of Notes affected thereby, no amendment or waiver may, directly or indirectly:

          (1) reduce the amount of Notes whose Holders must consent to an amendment;

          (2) change the method of calculation of or reduce the rate of or change or have the effect of changing the time for payment of Accreted Value, or defaulted interest, on any Notes;

          (3) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or repurchase, or reduce the redemption or repurchase price thereof;

          (4) make any Notes payable in money other than that stated in the Notes and



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

     this Indenture;

          (5) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of Accreted Value and interest on such Note on or after the due date thereof or to bring suit to enforce such payment or permitting Holders of a majority in Accreted Value of the Notes to waive Defaults or Events of Default;

          (6) amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate a Net Proceeds Offer with respect to any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto; or

          (7) modify or change any provision of this Indenture in a manner which adversely affects the Holders.

     It shall not be necessary for the consent of the Holders under this Section
9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.02 becomes effective (as provided in Section 9.04), the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03     Compliance with TIA.

     Every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

Section 9.04     Revocation and Effect of Consents.

     Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of his Note by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite Accreted Value of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver (at which time such amendment, supplement or waiver shall become effective).

     The Company may, but shall not be obligated to, fix such record date as it may select for the purpose of determining the Holders entitled to consent to any amendment, supplement or


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

waiver. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

     After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (1) through
(7) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as a consenting Holder's Note; provided, however, that any such waiver shall not impair or affect the right of any Holder to receive payment of Accreted Value of and interest, if any, on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

Section 9.05     Notation on or Exchange of Notes.

     If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms.

Section 9.06     Trustee To Sign Amendments, Etc.

     The Trustee shall execute any amendment, supplement or waiver authorized pursuant to and adopted in accordance with this Article Nine; provided, however, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture. Such Opinion of Counsel shall not be an expense of the Trustee.


                                   ARTICLE X
                            SUBORDINATION OF NOTES


Section 10.01     Notes Subordinated to Senior Debt.

     Anything herein to the contrary notwithstanding, the Company, for itself and its successors, and each Holder, by his or her acceptance of Notes, agrees that the payment of all Obligations owing to the Holders in respect of the Notes is subordinated, to the extent and in the



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manner provided in this Article X, in right of payment to the prior payment in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, of all Obligations on Senior Debt, including without limitation, the Company's obligations under the Credit Facilities.

     This Article X shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

Section 10.02     Suspension of Payment When Senior Debt Is in Default.

     (a) Unless Section 10.03 shall be applicable, upon (1) the occurrence and continuance of any default in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees (a "Payment Default") with respect to, any Senior Debt and (2) receipt by the Trustee and the Company from a Representative of written notice of such occurrence, then no payment (other than payments previously made pursuant to Article VIII) or distribution of any assets of the Company of any kind or character shall be made by or on behalf of the Company or any other Person on its or their behalf on account of any Obligations under the Notes or on account of the purchase, redemption or other acquisition of Notes for cash or property or otherwise (except that Holders may receive (i) shares of stock and any debt securities that are subordinated at least to the same extent as the Notes to Senior Debt and any securities issued in exchange for Senior Debt and
(ii) payments made from the trusts described in Article VIII) and until such Payment Default shall have been cured or waived or shall have ceased to exist or such Senior Debt as to which such Payment Default relates shall have been discharged or paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, after which the Company shall resume making any and all required payments in respect of the Notes, including any missed payments.

     (b) Unless Section 10.03 shall be applicable, upon (1) the occurrence and continuance of any event of default (other than a Payment Default) with respect to any Designated Senior Debt (as such event of default is defined in the instrument creating or evidencing such Designated Senior Debt) permitting the holders of such Designated Senior Debt then outstanding (or an agent or trustee on their behalf) to accelerate the maturity thereof (a "Non-payment Default") and (2) the earlier of (i) receipt by the Trustee and the Company from a Representative of written notice of such occurrence stating that such notice is a "Payment Blockage Notice" pursuant to this Section 10.02 or (ii) if such Non-payment Default results from the acceleration of the Notes, the date of such acceleration, no payment (other than payments previously made pursuant to Article VIII) or distribution of any assets of the Company of any kind or character shall be made by or on behalf of the Company or any other Person on its or their behalf on account of any Obligations under the Notes or on account of the purchase or redemption or other acquisition of Notes for cash or property or otherwise (except that Holders may receive (i) shares of stock and any debt securities that are subordinated at least to the same extent as the Notes to Senior Debt and securities issued in exchange for Senior Debt and (ii) payments made from the


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trusts described in Article VIII) for a period (the "Payment Blockage Period")
commencing on the date of receipt by the Trustee of the Payment Blockage Notice or the date of the acceleration referred to in clause (ii) above, as the case may be, unless and until the earlier to occur of the following events: (w) 180 days shall have elapsed since receipt of the Payment Blockage Notice by the Trustee or the date of the acceleration of the Notes, as the case may be (provided no Designated Senior Debt shall theretofore have been accelerated),
(x) such Non-payment Default shall have been cured or waived or shall have ceased to exist, (y) such Designated Senior Debt shall have been discharged or paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of such Designated Senior Debt, or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Representative initiating such Payment Blockage Period or the holders of at least a majority in principal amount of such issue of Designated Senior Debt initiating such Payment Blockage Period, after which, in the case of clause (w), (x), (y) or (z), the Company shall resume making any and all required payments in respect of the Notes, including any missed payments. Notwithstanding anything herein to the contrary, (x) in no event will a Payment Blockage Period or successive Payment Blockage Periods with respect to the same payment on the Notes extend beyond 180 days after delivery of the Payment Blockage Notice and (y) only one such Payment Blockage Period may be commenced within any 360 consecutive days. For all purposes of this Section 10.02(b), no event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Debt of the Company initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a second Payment Blockage Period by the holders or by the Representative of such Designated Senior Debt whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Payment Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

     (c) In the event that, notwithstanding the foregoing, the Company shall have made payment to the Trustee or directly to the Holder of any Note prohibited by the foregoing provisions of this Section 10.02, then and in such event such payment shall be segregated from other funds and held in trust by the Trustee or such Holder or Paying Agent for the benefit of, and shall immediately be paid over to, the holders of Senior Debt or to the Representatives or as a court of competent jurisdiction shall direct.

Section 10.03 Notes Subordinated to Prior Payment of All Senior Debt on Dissolution, Liquidation or Reorganization of Company.

     Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Company or its property, whether voluntary or involuntary:



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     (a)    the holders of all Senior Debt shall first be entitled to receive payments in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, of all amounts payable under Senior Debt before the Holders will be entitled to receive any payment or distribution of any kind or character is made on account of any Obligations on the Notes or for the acquisition of any of the Notes for cash or property or otherwise, and until all Obligations with respect to the Senior Debt are paid in full in cash or Cash Equivalents, or such payment provided for to the satisfaction of the holders of Senior Debt, any distribution to which the Holders would be entitled shall be made to the holders of Senior Debt;

     (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article X, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Senior Debt or their representatives, ratably according to the respective amounts of Senior Debt remaining unpaid held or represented by each, until all Senior Debt remaining unpaid shall have been paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

     (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether such payment shall be in cash, property or securities, and the Company shall have made payment to the Trustee or directly to the Holders or any Paying Agent on account of any obligations under the Notes before all Senior Debt is paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, such payment or distribution (subject to the provisions of Sections 10.06 and 10.07) shall be received, segregated from other funds, and held in trust by the Trustee or such Holder or Paying Agent for the benefit of, and shall immediately be paid over by the Trustee (if the notice required by Section 10.06 has been received by the Trustee) or by the Holder to, the holders of Senior Debt or their representatives, ratably according to the respective amounts of Senior Debt held or represented by each, until all Senior Debt remaining unpaid shall have been paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     (d) The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article V shall not be deemed a liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company, as the case may be, for the purposes of this Article X; provided, however, that the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety,


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as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article V.

     The Company shall give prompt notice to the Trustee prior to any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets.

Section 10.04     Holders To Be Subrogated to Rights of Holders of Senior Debt.

     Subject to the payment in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, of all Senior Debt, the Holders of Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Notes shall be paid in full in cash or Cash Equivalents, and for the purpose of such subrogation no payments or distributions to the holders of Senior Debt by or on behalf of the Company, or by or on behalf of the Holders by virtue of this
Article X, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this
Article X are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Debt, on the other hand.

     If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article X shall have been applied, pursuant to the provisions of this Article X, to the payment of all amounts payable under the Senior Debt, then the Holders shall be entitled to receive from the holders of such Senior Debt any such payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Debt in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt.

     Each Holder by purchasing or accepting a Note waives any and all notice of the creation, modification, renewal, extension or accrual of any Senior Debt of the Company and notice of or proof of reliance by any holder or owner of Senior Debt of the Company upon this Article X and the Senior Debt of the Company shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Article X, and all dealings between the Company and the holders and owners of the Senior Debt of the Company shall be deemed to have been consummated in reliance upon this Article X.

Section 10.05     Obligations of the Company Unconditional.

     Nothing contained in this Article X or elsewhere in this Indenture or in the Notes is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee


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

or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article X, of the holders of Senior Debt in respect of cash, property or Notes of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets or securities of the Company referred to in this
Article X, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any liquidation, dissolution, winding-up or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other Person making any payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X. Nothing in this Article X shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 7.07. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Debt (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Debt or a trustee or representative on behalf of any such holder.

     In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article X, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article X, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 10.06 Trustee Entitled To Assume Payments Not Prohibited in Absence of Notice.

     The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee unless and until the Trustee or any Paying Agent shall have received written notice thereof from the Company or from one or more holders of Senior Debt or from any Representative therefor and, prior to the receipt of any such notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled in all respects conclusively to assume that no such fact exists.

Section 10.07     Application by Trustee of Assets Deposited with It.

     Cash in U.S. dollars or Government Securities deposited in trust with the Trustee pursuant to and in accordance with Sections 8.02 and 8.03 shall be for the sole benefit of the Holders of the Notes and, to the extent allocated for the payment of Notes, shall not be subject to the subordination provisions of this Article X. Otherwise, any deposit of assets or securities by or on behalf of the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Notes shall be subject to the provisions of this Article X; provided, however, that if prior to the third Business Day preceding the date on which


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

by the terms of this Indenture any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of or interest on any Note) the Trustee or such Paying Agent shall not have received with respect to such assets the notice provided for in Section 10.06, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary received by it on or after such date. The foregoing shall not apply to the Paying Agent if the Company or any Subsidiary or Affiliate of the Company is acting as Paying Agent. Nothing contained in this Section 10.07 shall limit the right of the holders of Senior Debt to recover payments as contemplated by this Article X.

Section 10.08     No Waiver of Subordination Provisions.

     (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     (b) Without limiting the generality of subsection (a) of this Section 10.08, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article X or the obligations hereunder of the Holders of the Notes to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place, terms or time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any Person liable in any manner for the collection or payment of Senior Debt; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

Section 10.09     Holders Authorize Trustee To Effectuate Subordination of
Notes.

     Each Holder of the Notes by such Holder's acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination provisions contained in this Article X, and appoints the Trustee such Holder's attorney-in-fact for such purpose, including, in the event of any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company tending towards liquidation or reorganization of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of such Holder's Notes in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Debt or their Representative is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes. Nothing herein contained shall be deemed to authorize the


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Trustee or the holders of Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their Representative to vote in respect of the claim of any Holder in any such proceeding.

Section 10.10     Rights of Trustee To Hold Senior Debt.

     The Trustee shall be entitled to all of the rights set forth in this
Article X in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

Section 10.11     No Suspension of Remedies.

     The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article X shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 6.01.

     Nothing contained in this Article X shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Article VI or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article X of the holders, from time to time, of Senior Debt.

Section 10.12     No Fiduciary Duty of Trustee to Holder of Senior Debt.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and it undertakes to perform or observe such of its covenants and obligations as are specifically set forth in this Article X, and no implied covenants or obligations with respect to the Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be liable to any such holders (other than for its willful misconduct or gross negligence) if it shall pay over or deliver to the Holders of Notes or the Company or any other Person, money or assets in compliance with the terms of this Indenture. Nothing in this
Section 10.12 shall affect the obligation of any Person other than the Trustee to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt or their Representative.

                                  ARTICLE XI
                                 MISCELLANEOUS


Section 11.01     Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that



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may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 11.02     Notices.

     Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to the Issuer:    HUNTSMAN ICI HOLDINGS LLC
                     c/o Huntsman Corporation
                     500 Huntsman Way
                     Salt Lake City, Utah 84108
                     Telecopier No.:  801.584.5799
                     Attention:  Secretary

With a copy to:      Skadden, Arps, Slate, Meagher & Flom LLP
                     919 Third Avenue
                     New York, New York 10022
                     Telecopier No.:  212.735.2000
                     Attention: Phyllis G. Korff, Esq.

If to the Trustee:   Bank One, N.A.
                     100 East Broad Street
                     8th Floor
                     Columbus, Ohio 43215
                     Telecopier No.: 614.248.5195
                     Attention: Corporate Trust Department

     The Company and the Trustee by written notice to each other may designate additional or different addresses for notices. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

     Any notice or communication mailed to a Holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.


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

     As long as the Notes are listed on the Luxembourg Stock Exchange and notice is required by the rules of the Luxembourg Stock Exchange, such notice shall be sufficiently given by publication of such notice to Holders of the Notes in English in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort) or, if such publication is not practicable, in one other leading English language daily newspaper with general circulation in Europe, such newspaper being published on each business day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions.

Section 11.03     Communication by Holders of Notes with Other Holders of Notes.

     Holders may communicate pursuant to TIA (S) 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA (S) 312(c).

Section 11.04     Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

     (a) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with.

Section 11.05     Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.04, shall include:

     (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

Section 11.06     Rules by Trustee and Agents.

     The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

Section 11.07 No Personal Liability of Directors, Officers, Employees, Members and Stockholders.

     A past, present or future director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

Section 11.07     Governing Law.

     THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

Section 11.08     No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.09     Successors.

     All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 11.10     Severability.

     In case any one or more of the provisions in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

Section 11.11     Counterpart Originals.

     All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

Section 11.12     Table of Contents, Headings, etc.

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions.

Section 11.13     Payments on Business Days.

     If a payment hereunder is scheduled to be made on a date that is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue with respect to that payment during the intervening period. If a regular record date is a date that is not a Business Day, such record date shall not be affected.



                           [Signature page follows.]

                                   SIGNATURES

Dated as of November 17, 2000

                              HUNTSMAN ICI HOLDINGS LLC

                                         /s/ Sam Scruggs
                              By:_____________________________________
                              Name:  Sam Scruggs
                              Title: Vice President and Treasurer


                              BANK ONE, N.A., as Trustee

                                         /s/ David B. Knox
                              By: ____________________________________
                              Name:  David B. Knox
                              Title: Authorized Signer

                                                                       EXHIBIT A

                                 [Face of Note]

                          CUSIP NO. [               ]

            [___]% Senior Subordinated Reset Discount Notes due 2009

                                  No.       $

                           HUNTSMAN ICI HOLDINGS LLC

promises to pay to______________________________________________________________

or registered assigns,

the principal amount of_________________________________________________________

Dollars ($________) on December 31, 2009.

Subject to Restrictions set forth in this Note.

Dated: [___________________]

                                    HUNTSMAN ICI HOLDINGS LLC

                                    By:________________________________
                                       Name:
                                       Title:

                                    By:________________________________
                                       Name:
                                       Title:


This is one of the Notes referred to
in the within-mentioned Indenture:

BANK ONE, N.A.,
 as Trustee

By: __________________________________
Authorized Signatory

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. FOR FURTHER INFORMATION, PLEASE CONTACT HUNTSMAN ICI HOLDINGS LLC, 500 HUNTSMAN WAY, SALT LAKE CITY, UTAH 84108, (801) 532-5200, SAM SCRUGGS, VICE PRESIDENT AND TREASURER.

                                 [Back of Note]
               [___]% Senior Subordinated Discount Notes due 2009

"THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER."/1/

"EXCEPT AS OTHERWISE AGREED UPON IN WRITING BY THE COMPANY, THE NOTES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE INITIAL HOLDER OF THE NOTES PRIOR TO THE RESET DATE (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE). FOLLOWING THE CONSUMMATION OF ANY TRANSFER OF THIS NOTE PRIOR TO THE RESET DATE TO WHICH THE COMPANY AGREED IN WRITING, THIS RESTRICTIVE LEGEND SHALL NOT APPLY TO THE TRANSFEREE AND SHALL BE OF NO FURTHER FORCE OR EFFECT."/2/

"FROM AND AFTER THE RESET DATE (AS DEFINED IN THE INDENTURE GOVERNING THIS
NOTE), THIS NOTE SHALL BECOME NULL AND VOID AND THE COMPANY SHALL HAVE NO OBLIGATION WITH RESPECT HERETO, OTHER THAN THE OBLIGATION TO EXECUTE AND DELIVER THE RESET NOTE IN EXCHANGE FOR THIS NOTE. BY ACCEPTANCE OF THIS NOTE, THE HOLDER CONSENTS TO THE EXCHANGE OF THIS NOTE FOR A RESET NOTE AND THE HOLDER ACKNOWLEDGES AND AGREES THAT (I) THE INTEREST RATE, ACCRETED VALUE AND/OR PRINCIPAL AMOUNT OF THE RESET NOTE MAY BE LESS THAN THE INTEREST RATE, ACCRETED VALUE AND/OR PRINCIPAL AMOUNT OF THIS NOTE AND (II) NO ADDITIONAL CONSIDERATION SHALL BE PAYABLE BY THE COMPANY IN RESPECT OF THE EXCHANGE OF THE RESET NOTE FOR THIS NOTE."/2/

"THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE


___________________
/1/ This paragraph should be included only if the Note is issued in global form. /2/ This paragraph should be removed upon the exchange of the Old Notes for Reset Notes pursuant to Section 2.13 of the Indenture.

SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."/3/


________________
/3/ This paragraph should be removed upon the exchange of Notes for Exchange Notes in the Exchange Offer or upon the registration of the Notes pursuant to the terms of the Registration Rights Agreement.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.


1. ACCRETION AND INTEREST. This Note will accrete at a rate of approximately 8%, per annum, compounded semiannually, from an initial principal amount of $____ per $1000 principal amount at Stated Maturity on the Issue Date to a principal amount in arrears of $1,000 per $1,000 principal amount at Stated Maturity by December 31, 2009[; provided, however, that such rate of accretion and principal amount at Stated Maturity may change upon the issuance of the Reset Notes in accordance with the provisions of Section 2.13 of the Indenture]./4/ Huntsman ICI Holdings LLC, a Delaware limited liability company (the "Company" or the "Issuer"), promises to pay interest on the principal amount of this Note at the rate of 8% per annum, or the Reset Accretion Rate, in the case of Reset Notes, from December 31, 2009, or from the most recent Interest Payment Date (as defined below) thereafter to which interest has been paid or duly provided for, semiannually in arrears on July 1 and January 1 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day, commencing on July 1, 2010, in cash, to the Holder hereof until the principal amount hereof is paid or made available for payment. Interest and the rate of accretion will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Issuer shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the June 15 or December 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuer maintained for such purpose within or without the City and State of New York, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and, provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, Bank One, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Issuer issued the Notes under an Amended and Restated Indenture, dated as of November 17, 2000 (as amended, changed or modified from time to time, the "Indenture"), between the Issuer and the Trustee. The terms of the Notes include those stated in

_______________
/4/ Appropriate adjustments should be made to this sentence when the Reset Notes are issued.

the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Trustee shall, upon a written order of the Issuer signed by an Officer, authenticate (i) Notes for original issue in the aggregate principal amount at maturity of $604,557,000 or (ii) following the Reset Determination Date, Reset Notes for original issue in the aggregate principal amount at maturity of the Reset Notes as determined in accordance with Section 2.13 of the Indenture. The Notes and Reset Notes are senior subordinated unsecured obligations of the Company.

5. OPTIONAL REDEMPTION. At any time on or prior to June 30, 2004, the Issuer shall have the option to redeem the Notes, in whole or in part, at the option of the Issuer, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the Accreted Value as of the redemption date of the Notes to be redeemed. From July 1, 2004 until (and including) the Reset Date, the Issuer shall not have the option to redeem the Notes pursuant to Section 3.07 of the Indenture. Thereafter, the Issuer shall have the option to redeem the Reset Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of the Accreted Value as of the redemption date) set forth below if redeemed during the periods indicated below:


Dates                                Percentages
-----                                --------------------------------------
October 1, 2004 - June 30, 2005      100 + (1/2 x Reset Accretion Rate)%
July 1, 2005 - June 30, 2006         100 + (1/3 x Reset Accretion Rate)%
July 1, 2006 - June 30, 2007         100 + (1/6 x Reset Accretion Rate)%
July 1, 2007 and thereafter          100.000%


6.  MANDATORY REDEMPTION.

Except as otherwise provided in Paragraph 7 below, the Issuer shall not be required to make mandatory redemption payments with respect to the Notes.

7.  REPURCHASE AT OPTION OF HOLDER.

Upon the occurrence of a Change of Control, each Holder will have the right to require that the Company purchase all or a portion (in a principal amount equal to $1,000 or an integral multiple thereof) of such Holders' Notes in cash in accordance with Section 4.13 of the Indenture ("Change of Control Offer"), at a purchase price equal to 101% of the Accreted Value thereof plus accrued and unpaid interest, if any, as of the date of purchase. Within 30 days following any Change of Control, the Issuer shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the

Change of Control Payment Date specified in such notice, pursuant to the procedures required by the Indenture and described in such notice.

If the Company consummates any Asset Sale, when the aggregate amount of the Net Proceeds Offer Amount exceeds $30 million, the Issuer shall commence an offer pursuant to Section 4.09 of the Indenture to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Net Proceeds Offer Amount (which amount includes the entire amount of the Net Proceeds). The offer price in any Net Proceeds Offer will be payable in cash and equal to 100% of the Accreted Value of the Notes to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase. If any Net Proceeds Offer Amount remains after consummation of a Net Proceeds Offer, the Company may use such Net Proceeds Offer Amount for any purpose not otherwise prohibited by the Indenture. If the aggregate Accreted Value of Notes and such other pari passu Indebtedness tendered into such Net Proceeds Offer exceeds the amount of the Net Proceeds Offer Amount, the Trustee shall select the Notes and such other pari passu Indebtedness to be purchased on a pro rata basis. Upon completion of each Net Proceeds Offer, the amount of Net Proceeds Offer Amount shall be reset at zero. Holders of Notes that are the subject of an offer to purchase will receive a Net Proceeds Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

8. NOTICE OF REDEMPTION. Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. No Notes of $1,000 or less may be redeemed in part. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date, Notes or portions thereof called for redemption shall cease to accrue interest or cease to accrete value, as the case may be.

9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in Accreted Value of the Notes then outstanding, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in Accreted Value of the Notes then outstanding. Without the consent of any Holder of a Note, the Issuer and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Issuer's obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the assets of the Issuer, as the case may be, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA or otherwise as necessary to comply with applicable law. In addition, concurrently with the issuance of the Reset Notes in exchange for this Note, the Indenture will be amended to reflect such exchange.

12. DEFAULTS AND REMEDIES. Each of the following shall be an "Event of Default": (i) the failure to pay interest on the Notes when the same becomes due and payable and such Default continues for a period of 30 days; (ii) the failure to pay Accreted Value on any Notes, when such Accreted Value becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer); (iii) a default in the observance or performance of any other covenant or agreement contained in this Indenture, which default continues for a period of 60 days after the Company receives written notice thereof specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the Accreted Value of the Notes outstanding (except in the case of a default with respect to Section 5.01, which will constitute an Event of Default with such notice requirement but without such passage of time requirement); (iv) the failure to pay at the final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company or the acceleration of the final stated maturity of any such Indebtedness if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $25 million or more at any time and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such final maturity or acceleration; (v) one or more judgments in an aggregate amount in excess of $25 million (which are not covered by third party insurance as to which the insurer has not disclaimed coverage) shall have been rendered against the Company or any of its Restricted Subsidiaries and such judgment or judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and nonappealable; (vi) the Company or any Restricted Subsidiary which is also a Significant Subsidiary (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a custodian of it or for substantially all of its property, (D) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it or (E) makes a general assignment for the benefit of its creditors; or (vii) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company or any Restricted Subsidiary which is also a Significant Subsidiary in an involuntary case or proceeding under any Bankruptcy Law, which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company or any Significant Subsidiary, (B) appoint a custodian of the Company or any Significant Subsidiary or for substantially all of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days. If an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or a Significant Subsidiary occurs and is continuing, then all outstanding Notes will become due and payable without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by written notice to the Issuer or the Holders of at least 25% in aggregate Accreted Value of the outstanding Notes by written notice to the Issuer and the Trustee may declare all the Notes, together will all accrued and unpaid interest, to be due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in Accreted Value of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in Accreted Value of the Notes then outstanding by notice to the Trustee may waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of Accreted Value of or interest on, if any, on any Note. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any Default or Event of Default, the Company is required to deliver to the Trustee a statement specifying such Default or Event of Default.

13. TRUSTEE DEALINGS WITH ISSUER. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not the Trustee.

14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuer, as such, shall not have any liability for any obligations of the Issuer under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

15. GOVERNING LAW. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws.

16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

18.  ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED
DEFINITIVE NOTES.   In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.

19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:


                           Huntsman ICI Holdings LLC
                            c/o Huntsman Corporation
                                500 Huntsman Way
                           Salt Lake City, Utah 84108
                        Attention:  Corporate Secretary
                          Telecopier No.: 801-584-5799

                                Assignment Form

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:___________________________________
                                              (Insert assignee's legal name)

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)



________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
             (Print or type assignee's name, address and zip code)


and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:____________________________

                    Your Signature:_____________________________________________
                    (Sign exactly as your name appears on the face of this Note)


Signature Guarantee*:____________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

     If you want to elect to have this Note purchased by the Company pursuant to
Section 4.09 or Section 4.13 of the Indenture, check the appropriate box below:

     [_]  Section 4.09

     [_]  Section 4.13

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.09 or Section 4.13 of the Indenture, state the principal amount at maturity that you elect to have purchased:

$

Date:____________________________

               Your Signature:_____________________________________________
               (Sign exactly as your name appears on the face of this Note)

               Tax Identification No.:_____________________________________


Signature Guarantee*:__________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

     The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:



Date of      Amount of       Amount of increase    Principal       Signature of
Exchange     decrease in     in Principal Amount   Amount of       authorized
             Principal       of this Global Note   this Global     officer of
             Amount of this                        Note            Trustee or
             Global Note                           following       Note
                                                   such decrease   Custodian
                                                   (or increase)

                                                                       EXHIBIT B


                        FORM OF CERTIFICATE OF TRANSFER

Huntsman ICI Holdings LLC
500 Huntsman Way
Salt Lake City, Utah 84108


Bank One, N.A.
100 East Broad Street
8th Floor
Columbus, Ohio 43215
Attn:  Corporate Trust Department


Re:   [___]% Senior Subordinated Reset Discount Notes due 2009

     Reference is hereby made to the Amended and Restated Indenture, dated as of November 17, 2000 (as amended, changed or modified from time to time, the "Indenture"), between Huntsman ICI Holdings LLC (the "Company" or the "Issuer"), and Bank One, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

[________________] (the "Transferor") owns and proposes to transfer the Note(s) or interest in such Note(s) specified in Annex A hereto, in the principal amount of $[___] in such Note(s) or interests (the "Transfer"), to [___________________________] (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

1. [_] (Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Definitive Note Pursuant to Rule 144A.) The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. [_] (Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Definitive Note pursuant to Regulation S.) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

3. [_] (Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S.) The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

   (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;
                                       or
   (b) [_] such Transfer is being effected to the Company or a subsidiary thereof;
                                       or
   (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or
   (d) [_] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the

Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

4. [_] (Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.)

   (a) [_] Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and
(ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

   (b) [_] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

   (c) [_] Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.


                              [Insert Name of Transferor]

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________

Dated:_______________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.  The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

    (a) [_]    A beneficial interest in the:

        (i)    [_]  144A Global Note (CUSIP          ), or

        (ii)   [_]  Regulation S Global Note (CUSIP  ), or

    (b) [_]    A Restricted Definitive Note.

2.  After the Transfer the Transferee will hold:

                                  [CHECK ONE]

    (a) [_]    a beneficial interest in the:

        (i)    [_]  144A Global Note (CUSIP           ), or

        (ii)   [_]  Regulation S Global Note (CUSIP   ), or

        (iii)  [_]  Unrestricted Global Note (CUSIP   ); or

    (b) [_]    a Restricted Definitive Note; or

    (c) [_]    an Unrestricted Definitive Note,

    in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

Huntsman ICI Holdings LLC
500 Huntsman Way
Salt Lake City, Utah 84108

Bank One, N.A.
100 East Broad Street
8th Floor
Columbus, Ohio 43215
Attn:  Corporate Trust Department

Re:   [____]% Senior Subordinated Reset Discount Notes due 2009

                              (CUSIP ____________)

     Reference is hereby made to the Amended and Restated Indenture, dated as of November 17, 2000 (as amended, changed or modified from time to time the "Indenture"), between Huntsman ICI Holdings LLC (the "Company" or the "Issuer") and Bank One, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ______________ (the "Owner") owns and proposes to exchange the Note(s) or interest in such Note(s) specified herein, in the principal amount of $______ in such Note(s) or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

     (a)    Check if Exchange is from beneficial interest in a Restricted
Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note equal in Accreted Value, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (b) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (c) [_] Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (d) [_] Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

     (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

     (b) Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] [_] 144A Global Note or [_] Regulation S Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                              _________________________________________
                              [Insert Name of Transferor]

                              By:____________________________
                               Name:
                               Title:
Dated:______________________

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Huntsman ICI Holdings LLC
500 Huntsman Way
Salt Lake City, Utah  84108

Bank One, N.A.
100 East Broad Street
8th Floor
Columbus, Ohio 43215
Attn:  Corporate Trust Department

Re:   [_____]% Senior Subordinated Reset Discount Notes due 2009

Reference is hereby made to the Amended and Restated Indenture, dated as of November 17, 2000 (as amended, changed or modified from time to time, the "Indenture"), between Huntsman ICI Holdings LLC (the "Company" or the "Issuer") and Bank One, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with our proposed purchase of $       aggregate principal
amount of:

     (a) [_]   a beneficial interest in a Global Note, or

     (b) [_]   a Definitive Note,

we confirm that:

     1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

     2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

     3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuer such certifications, legal opinions and other information as you and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

     4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                    ____________________________________
                                    [Insert Name of Accredited Investor]

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________
Dated:__________________________



                                      D-2